UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

AETHLON MEDICAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒       No fee required

☐       Fee paid previously with preliminary materials

☐       Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

11555 Sorrento Valley Road

Suite 203

San Diego, CA 92121

To Our Stockholders:

You are cordially invited to attend our Annual Meeting of Stockholders (the “Annual Meeting”) on Thursday, October 1, 2026, at 8:00 a.m., Pacific Time. To facilitate stockholder participation in the Annual Meeting and to provide a consistent and convenient experience to all stockholders regardless of location, the Annual Meeting will be held in a virtual meeting format only, via live webcast on the Internet at https://edge.media-server.com/mmc/go/AEMD2026AGM, with no physical in-person meeting. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We encourage you to attend online and participate in the Annual Meeting, where you will be able to listen to the meeting live, submit questions and vote. We recommend that you log in a few minutes before the Annual Meeting on October 1, 2026 to ensure you are logged in when the Annual Meeting starts.

On or about September 1, 2026, we are mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, proxy card and our Annual Report on Form 10-K for the fiscal year ended March 31, 2026 to each stockholder entitled to notice of and to vote at the Annual Meeting.

We appreciate your continued interest and support of the Company.

Sincerely,

/s/ James B. Frakes	/s/ Edward G. Broenniman
James B. Frakes Chief Executive Officer	Edward G. Broenniman Chairman of the Board

AETHLON MEDICAL, INC.

11555 SORRENTO VALLEY ROAD, SUITE 203

SAN DIEGO, CA 92121

(619) 941-0360

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on October 1, 2026

To Our Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Aethlon Medical, Inc. (the “Company”), will be held on Thursday, October 1, 2026, at 8:00 a.m., Pacific Time via live webcast at https://edge.media-server.com/mmc/go/AEMD2026AGM. To facilitate stockholder participation in the Annual Meeting and to provide a consistent and convenient experience to all stockholders regardless of location, the Annual Meeting will be held in a virtual meeting format only, via live webcast on the Internet, with no physical in-person meeting. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We encourage you to attend online and participate in the Annual Meeting, where you will be able to listen to the meeting live, submit questions and vote. We recommend that you log in a few minutes before the Annual Meeting on October 1, 2026 to ensure you are logged in when the Annual Meeting starts. You may also submit your vote by proxy and may submit questions ahead of the Annual Meeting through the designated website. For further information, please see the Questions and Answers about the Annual Meeting beginning on the first page of the accompanying Proxy Statement.

The Annual Meeting will be held for the following purposes:

1.	To elect five persons named in the Proxy Statement that accompanies this notice to serve as directors of our Company (Proposal No. 1);

2.	To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2027 (Proposal No. 2);

3.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to an aggregate 1,126,602 shares of the Company’s common stock, par value $0.001 per share, issuable upon the exercise of the Common Warrants and Placement Agent Warrants issued pursuant to the Company’s offering in July 2026 (Proposal No. 3);

4.	To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the Proxy Statement (Proposal No. 4);

5.	To approve an amendment to our 2020 Equity Incentive Plan, as amended, to increase the number of shares of the Company’s common stock authorized for issuance thereunder by 100,000 shares (Proposal No. 5);

6.	To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of our common stock from 20,000,000 to 200,000,000 (Proposal No. 6);

7.	To approve an amendment to the Company's Articles of Incorporation to authorize 20,000,000 shares of preferred stock, par value $0.001 per share, and authorize the Board of Directors to establish one or more series thereof and to fix the designations, powers, preferences, rights, qualifications, limitations and restrictions of each such series (Proposal No. 7);

8.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company's common stock, par value $0.001 per share, or securities convertible into or exercisable for shares of the Company's common stock, in connection with one or more future private financing transactions (Proposal No. 8);

9.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s common stock, par value $0.001 per share, and/or securities exercisable for shares of the Company’s common stock, in connection with one or more future warrant exercise inducement transactions involving certain of the Company’s outstanding warrants (Proposal No. 9);

10.	To approve the adjournment of the Annual Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in the event we have not received sufficient votes in favor of any of the foregoing proposals (Proposal No. 10); and

11.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

We have fully set forth the proposals and information relevant thereto in the accompanying Proxy Statement, which you are urged to read carefully and in its entirety. For the reasons set forth in the Proxy Statement, our Board of Directors recommends a vote “FOR” Proposals 1, 2, 3, 4, 6, 7, 8, 9 and 10. Action may be taken on any one or more of the foregoing proposals at the Annual Meeting on the date specified above or at any adjournment or postponement thereof. We do not expect any matters other than those described in the accompanying Proxy Statement to be presented for action at the Annual Meeting.

Stockholders of record at the close of business on August 10, 2026 will be entitled to notice of and to vote at the Annual Meeting and at any continuation or adjournment thereof. A list of the stockholders of record as of the close of business on August 10, 2026 will be available for inspection by any of our stockholders for any purpose germane to the Annual Meeting during normal business hours at our principal executive offices, located at 11555 Sorrento Valley Road, Suite 203, San Diego, California 92121, beginning ten days before the Annual Meeting through the date of the Annual Meeting, and will also be made available during the Annual Meeting.

On or about September 1, 2026, we mailed this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, proxy card and our Annual Report on Form 10-K for the fiscal year ended March 31, 2026 to each stockholder entitled to notice of and to vote at the Annual Meeting. Although these materials are being mailed to our stockholders, the Proxy Statement and the Annual Report are also available on our website at https://www.aethlonmedical.com/investors/sec-filings.

We cordially invite all stockholders to attend the Annual Meeting via live webcast at https://edge.media-server.com/mmc/go/AEMD2026AGM. Your vote is important no matter how large or small your holdings in the Company may be. Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the proxy card you receive or submit your vote using another method included in the Notice you received in the mail, as promptly as possible in order to ensure your representation at the meeting. If you hold your shares beneficially in street name through a nominee, you should follow the instructions you receive from your nominee to vote those shares. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies and will assist in ensuring that a quorum is present or represented at the Annual Meeting. Even if you return your proxy, you may nevertheless attend the Annual Meeting and vote your shares virtually if you wish. If you want to revoke your proxy at a later time for any reason, you may do so in the manner described in the attached Proxy Statement at any time before it has been voted at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to Be Held on October 1, 2026:

The proxy materials are available at https://www.aethlonmedical.com/investors/sec-filings

By order of the Board of Directors,

/s/ James B. Frakes
James B. Frakes, Secretary

San Diego, California

September 1, 2026

AETHLON MEDICAL, INC.

11555 SORRENTO VALLEY ROAD, SUITE 203

SAN DIEGO, CA 92121

(619) 941-0360

__________________________

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD OCTOBER 1, 2026

__________________________

We are furnishing this Proxy Statement in connection with the solicitation by the Board of Directors of Aethlon Medical, Inc. (the “Company,” “we,” “us” or “our”) of proxies to be used at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, October 1, 2026, at 8:00 a.m., Pacific Time via live webcast at https://edge.media-server.com/mmc/go/AEMD2026AGM, and at or any adjournment or postponement thereof.

On or about September 1, 2026, we are mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, proxy card and our Annual Report on Form 10-K for the fiscal year ended March 31, 2026 to each stockholder entitled to notice of and to vote at the Annual Meeting. These proxy materials contain important information regarding the matters to be acted upon at the Annual Meeting, and you are encouraged to read them carefully before voting.

Availability of Proxy Materials:

Although these proxy materials are being mailed to stockholders, copies of this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2026 will also be available on or about September 1, 2026 at https://www.aethlonmedical.com/investors/sec-filings.

Only stockholders of record at the close of business on August 10, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting.

We have selected James B. Frakes and Edward G. Broenniman, and each of them individually, to serve as the proxy holders for the Annual Meeting. Shares of common stock represented by each properly executed and returned proxy, or otherwise validly submitted proxy, will be voted by Mr. Frakes and/or Mr. Broenniman, as applicable, in accordance with the instructions indicated therein. If you sign and return your proxy card, or otherwise submit your proxy, without giving specific voting instructions, your shares will be voted “FOR” the election of each of the director nominees named in this Proxy Statement, “FOR” Proposals 2, 3, 4, 6, 7, 8, 9 and 10. The proxy also confers discretionary authority to vote the shares represented thereby on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof. As of the date of this Proxy Statement, we know of no other matters to be presented for action at the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

What is the purpose of the Annual Meeting?

At the Annual Meeting, our stockholders will vote on the following proposals: (i) to elect five directors to our Board of Directors (Proposal No. 1); (ii) to ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2027 (Proposal No. 2); (iii) to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), up to an aggregate of 1,126,602 shares of our common stock issuable upon the exercise of the Common Warrants and Placement Agent Warrants issued in connection with the Company's July 2026 registered public offering (Proposal No. 3); (iv) to approve, on an advisory basis, the compensation of our named executive officers (Proposal No. 4); (v) to approve an amendment to our 2020 Equity Incentive Plan, as amended, to increase the number of shares of our common stock authorized for issuance thereunder by 100,000 shares (Proposal No. 5); (vi) to approve an amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock from 20,000,000 shares to 100,000,000 shares (Proposal No. 6); (vii) to approve an amendment to our Articles of Incorporation to authorize 20,000,000 shares of preferred stock, par value $0.001 per share, and authorize our Board of Directors to establish one or more series thereof and to fix the designations, powers, preferences, rights, qualifications, limitations and restrictions of each such series (Proposal No. 7); (viii) to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock, or securities convertible into or exercisable for shares of our common stock, in connection with one or more future private financing transactions, as more fully described in this Proxy Statement (Proposal No. 8); (ix) to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock and/or securities exercisable for shares of our common stock in connection with one or more future warrant exercise inducement transactions involving certain of our outstanding warrants, as more fully described in this Proxy Statement (Proposal No. 9); and (x) to approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes to approve one or more of the foregoing proposals (Proposal No. 10).

1

How do I attend, participate in, and ask questions during the virtual Annual Meeting?

We will be hosting the Annual Meeting via live webcast only. Any holder of record of shares of our common stock can attend the virtual Annual Meeting live online at https://edge.media-server.com/mmc/go/AEMD2026AGM; however, only holders of record of shares of our common stock on August 10, 2026, the Record Date, are entitled to vote at the Annual Meeting. The meeting will start at 8:00 a.m. Pacific Time, on Thursday, October 1, 2026. Stockholders attending the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

In order to enter the Annual Meeting, you will need your unique control number, which is included on the proxy card you received in the mail, as applicable, if you are a stockholder of record of shares of common stock as of close of business on the Record Date, or included with your voting instruction card and voting instructions received from your broker, bank or other agent if you hold your shares of common stock in a “street name.” The link to access the Annual Meeting will also be available at www.aethlonmedical.com, under the “Investors” tab. We recommend that you log in a few minutes before 8:00 a.m. Pacific Time, on Thursday, October 1, 2026 to ensure you are logged in when the Annual Meeting starts. The webcast will open 15 minutes before the start of the Annual Meeting.

If you would like to submit a question, you may do so during the Annual Meeting at any time by logging in to https://www.iproxydirect.com/aemd and entering your unique control number. Once past the login screen, there will be an email address displayed on the web portal. You may then submit your question to that email address when appropriate during the meeting.

Who is entitled to vote at the Annual Meeting?

Stockholders of record at the close of business on August 10, 2026, which is the Record Date for the Annual Meeting, are entitled to receive notice of and to vote at the Annual Meeting. Each share of our common stock outstanding at the close of business on the Record Date will be entitled to one vote on all matters properly submitted to a vote at the Annual Meeting. As of the Record Date, there were 711,136 shares of common stock outstanding. If you were a stockholder of record of common stock on the Record Date, you will be entitled to vote all of the shares of common stock that you held on that date at the Annual Meeting or any postponements or adjournments of the Annual Meeting. Stockholders who own shares registered in different names or at different addresses may receive more than one Notice or proxy card in the mail. If you receive multiple Notices or proxy cards from us, and intend to vote your shares by proxy, you must vote your shares using the instructions provided on the Notice or sign each of the proxy cards received, as applicable, to ensure that all of the shares you own are represented at the Annual Meeting.

Why is our Board of Directors soliciting proxies?

As many of our stockholders may be unable to attend the Annual Meeting virtually, our Board of Directors is soliciting your proxy so that each stockholder has an opportunity to vote. The voting methods described in this Proxy Statement and on the enclosed proxy card enable each stockholder to vote by proxy on all matters scheduled to come before the Annual Meeting. When we timely receive a properly executed proxy card or your voting instructions submitted by telephone or the Internet, your shares will be voted at the Annual Meeting in accordance with your instructions. We encourage all stockholders to vote by following the instructions set forth on the enclosed proxy card or, if applicable, the voting instruction form provided by your broker, bank or other nominee. If you sign and timely return your proxy card, or otherwise submit your proxy, without giving specific voting instructions, your shares will be voted in accordance with the recommendations of our Board of Directors: “FOR” the election of each of the director nominees named in this Proxy Statement, “FOR” Proposals 2, 3, 4, 6, 7, 8, 9, and 10. The proxy holders will also have discretionary authority to vote on any other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

2

When are stockholder proposals and director nominations due for next year’s annual meeting?

Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any stockholder who desires to include a proposal in the Proxy Statement and form of proxy for our next annual meeting of Stockholders must deliver the proposal in writing to 11555 Sorrento Valley Road, Suite 203, San Diego, California 92121, Attention: Corporate Secretary, no later than April 13, 2027. Any stockholder proposal submitted outside the processes of Rule 14a-8 will be considered untimely if delivered to our principal executive offices before May 13, 2027 or after June 12, 2027. You are also advised to review the Company’s amended and restated bylaws, which contain additional requirements relating to advance notice of stockholder proposals and director nominations. In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19(b). The timely submission of a proposal (including a director nomination) does not guarantee its inclusion in the Company’s proxy materials.

What constitutes a quorum?

Stockholders representing not less than thirty-three and one-third percent (33 1/3%) of our issued and outstanding shares of common stock as of the Record Date, present at the Annual Meeting by virtual attendance or represented by proxy at the Annual Meeting, constitute a quorum. Votes cast by proxy or online at the virtual Annual Meeting will be tabulated by the Inspector of Elections in conjunction with information received from our transfer agent. The Inspector of Elections also will determine whether or not a quorum is present.

Shares that abstain from voting as to a proposal, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a proposal, or broker non-votes, will be counted for purposes of determining whether a quorum is present at the virtual Annual Meeting but will not be counted towards the vote total for such proposal.

Why am I being asked to vote on amendments to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 20,000,000 shares to 200,000,000 shares (Proposal No. 6) and to authorize 20,000,000 shares of preferred stock and authorize the Board of Directors to establish one or more series thereof and fix the designations, powers, preferences, rights, qualifications, limitations and restrictions of each such series (Proposal No. 7)?

The Board is seeking your vote and recommending the proposed increase in the authorized number of shares of common stock and the authorization of preferred stock to provide us with appropriate flexibility to issue additional shares in the future on a timely basis if such need arises in connection with potential strategic transactions (such as mergers, acquisitions, and other business combinations) that may occur.

What vote is required to elect the nominees to our Board of Directors? (Proposal No. 1)

The affirmative vote of shares representing a majority of a quorum present at the virtual Annual Meeting is required to elect each nominee to our Board of Directors. Abstentions and broker non-votes on this proposal will have the same effect as “Against” votes.

What vote is required to ratify the appointment of the independent auditors? (Proposal No. 2)

Ratification of the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2027 will be approved if more votes are cast in favor of this proposal than are cast against it. Abstentions and broker non-votes on this proposal will have no effect on the outcome.

What vote is required to approve the issuance of shares of common stock issuable upon exercise of the Common Warrants and Placement Agent Warrants (Proposal No. 3)?

Approval of Proposal No. 3, to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to an aggregate of 1,126,602 shares of the Company's common stock issuable upon the exercise of the Common Warrants and Placement Agent Warrants issued pursuant to the Company's offering in July 2026, requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting, provided that a quorum is present. Abstentions and broker non-votes will not be counted as votes cast and therefore will have no effect on the outcome of Proposal No. 3.

3

What vote is required to approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the accompanying Proxy Statement (Proposal No. 4)?

Proposal No. 4 will be approved if the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal. Abstentions and broker non-votes will not be counted as votes cast and therefore will have no effect on the outcome of Proposal No. 4.

What vote is required to approve the amendment to the Company's 2020 Equity Incentive Plan, as amended (Proposal No. 5)?

Proposal No. 5 will be approved if the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal. Abstentions and broker non-votes will not be counted as votes cast and therefore will have no effect on the outcome of Proposal No. 5.

What vote is required to approve the amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 20,000,000 shares to 200,000,000 shares (Proposal No. 6)?

Approval of Proposal No. 6 requires the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote at the Annual Meeting. As a result, abstentions and broker non-votes will have the same effect as votes “AGAINST” Proposal No. 6.

What vote is required to approve the amendment to the Company's Articles of Incorporation to create and authorize 20,000,000 shares of preferred stock and authorize the Board of Directors to establish one or more series thereof and fix the designations, powers, preferences, rights, qualifications, limitations and restrictions of each such series (Proposal No. 7)?

Approval of Proposal No. 7 requires the affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock entitled to vote at the Annual Meeting. As a result, abstentions and broker non-votes will have the same effect as votes “AGAINST” Proposal No. 7.

What vote is required to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company's common stock, or securities convertible into or exercisable for shares of the Company's common stock, in connection with one or more future private financing transactions (Proposal No. 8)?

Proposal No. 8 will be approved if the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal. Abstentions and broker non-votes will not be counted as votes cast and therefore will have no effect on the outcome of Proposal No. 8.

What vote is required to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company's common stock upon the exercise of certain outstanding warrants at reduced exercise prices and the issuance of shares of the Company's common stock upon the exercise of new warrants that may be issued as an inducement to exercise such outstanding warrants, in connection with one or more future warrant exercise inducement transactions (Proposal No. 9)?

Proposal No. 9 will be approved if the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal. Abstentions and broker non-votes will not be counted as votes cast and therefore will have no effect on the outcome of Proposal No. 9.

4

What vote is required to approve the adjournment of the Annual Meeting (Proposal No. 10)?

Proposal No. 10 will be approved if the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal. Abstentions and broker non-votes will not be counted as votes cast and therefore will have no effect on the outcome of Proposal No. 10.

How do I vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record as of the Record Date, you may vote online at the Annual Meeting, vote by proxy over the telephone, vote by proxy through the internet, or vote by proxy using the proxy card you receive in the mail, if applicable. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote even if you have already voted by proxy.

•	To vote using the proxy card you receive in the plan (if applicable), simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•	To vote over the telephone, dial toll-free 1-866-752-8683 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed Notice or proxy card, as applicable. Your telephone vote must be received by 11:59 p.m. Eastern Time on September 30, 2026 to be counted.

•	To vote through the internet prior to the meeting, go to https://www.iproxydirect.com/aemd and follow the instructions to submit your vote on an electronic proxy card. You will be asked to provide the company number and control number from the enclosed Notice or proxy card, as applicable. Your internet vote must be received by 11:59 p.m. Eastern Time on September 30, 2026 to be counted.

•	You may attend the virtual Annual Meeting; for more information please see “How do I attend, participate in, and ask questions during the virtual Annual Meeting?” above.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from Aethlon. To vote prior to the meeting, simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker, bank or other agent. To vote online at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact that organization to request a proxy form.

How will my shares be voted if I return my proxy?

All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted as instructed on those proxies. If no instructions are indicated, the shares will be voted as recommended by our Board of Directors.

If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on those matters in accordance with their own judgment to the same extent as the person signing the proxy would be entitled to vote. We do not anticipate that any other matters will be raised at the Annual Meeting.

5

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

If you are a beneficial owner of shares held in street name and you do not instruct your brokerage firm, bank or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is considered to be a routine matter under applicable rules. Brokers and nominees can use their discretion to vote uninstructed shares with respect to matters that are considered to be routine under applicable rules, but not with respect to non-routine matters.

Under applicable rules and interpretations of the New York Stock Exchange (the “NYSE”), non-routine matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. The determination of which proposals are deemed routine versus non-routine may not be made by the NYSE until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your broker, bank, or other agent, in order to ensure that your shares are voted.

We believe that under applicable rules, Proposal No. 2 (ratification of the appointment of our independent registered public accounting firm), Proposal No. 6 (approval of the amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock from 20,000,000 shares to 200,000,000 shares) Proposal No. 7 (approval of the amendment to our Articles of Incorporation to authorize 20,000,000 shares of preferred stock) and Proposal 10 (approval of the adjournment of the Annual Meeting) are expected to be considered routine matters for which brokerage firms and other nominees may vote shares that are held in the name of brokerage firms or other nominees and which are not voted by the applicable beneficial owners. Proposals No. 1, 3, 4, 5, 8 and 9 are expected to be considered non-routine matters for which brokerage firms and other nominees will not have discretionary voting authority. Accordingly, if you do not instruct your broker or other nominee to vote your shares, the broker or other nominee may either (a) vote your shares on routine matters, or (b) leave your shares unvoted altogether. If Proposals 2, 6, 7 and 10 are treated as routine matters, as expected, we do not expect to receive any broker non-votes with respect to those proposals.

May I change my vote after I return my proxy card?

Any proxy may be revoked at any time before it is voted at the Annual Meeting by (i) delivering to our Secretary, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or duly executed proxy, in either case dated later than the prior proxy relating to the same shares or (ii) attending the Annual Meeting by virtual attendance and voting online (although attendance at the virtual meeting will not, by itself, revoke a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to our principal executive offices at Aethlon Medical, Inc., 11555 Sorrento Valley Road, Suite 203, San Diego, California 92121, Attention: Secretary, before the taking of the vote at the Annual Meeting.

Are dissenters’ rights available with respect to any of the proposals?

Dissenters’ rights are not available with respect to any of the proposals to be voted on at the Annual Meeting.

Who will bear the costs of this solicitation?

We have retained InvestorCom, a proxy solicitation firm, to solicit proxies in connection with the Annual Meeting at a cost of approximately $6,500 plus expenses. The cost of soliciting proxies incurred by us and the proxy solicitation firm, including the preparation, assembly and mailing of the Notices, proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of our common stock, will be borne by us. In addition, our directors, officers and employees may solicit proxies by mail, telephone, internet or other means of electronic transmission, although they will receive no additional compensation for such solicitation.

Where can I find the proxy materials for the Annual Meeting on the internet?

Our Notice of Annual Meeting of Stockholders, Proxy Statement and proxy card may be accessed on the SEC’s website at http://www.sec.gov.

6

How are proxy materials delivered to households?

We will deliver only one Notice or set of our proxy materials (including a Notice of Annual Meeting of Stockholders and Proxy Statement), as applicable, to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate Notice or set of our proxy materials, as applicable, to a stockholder at a shared address to which a single copy of any such document was delivered upon oral or written request to:

Aethlon Medical, Inc.

Attn: Secretary

11555 Sorrento Valley Road, Suite 203

San Diego, California 92121

Telephone No.: (619) 941-0360

A stockholder may notify us at the above address or phone number that such stockholder wishes to receive a separate Notice or set of proxy materials, as applicable, in the future. Stockholders sharing an address may direct to us at the above address or phone number requests for delivery of a single Notice or set of proxy materials, as applicable, as applicable, if they are receiving multiple copies of such documents.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days from the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days from the Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

INFORMATION ABOUT OUR BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

The names, ages and positions of our directors and executive officers as of August 28, 2026 are listed below:

NAMES	TITLE OR POSITION(1)	AGE
James B. Frakes	Chief Executive Officer, Chief Financial Officer and Director	69

Edward G. Broenniman	Chairman and Director	90

Angela Rossetti	Director	73

Chetan S. Shah, M.D.	Director	57

Nicolas Gikakis	Director	60

Steven P. LaRosa, M.D.	Chief Medical Officer	59

(1)	Our Board of Directors has determined that Mr. Broenniman, Mr. Gikakis, Ms. Rossetti and Dr. Shah meet the requirements to be determined as “independent directors” for all purposes, including Compensation Committee and Audit Committee purposes, under the Nasdaq Stock Market (“Nasdaq”) rules and for federal securities law purposes. Mr. Frakes is not independent, as he also functions as executive and officer of the Company.

Certain additional information concerning the individuals named above is set forth below. This information is based on information furnished to us by each individual noted.

7

James B. Frakes, Chief Executive Officer, Chief Financial Officer and Director

Mr. Frakes has served as the Company’s Chief Executive Officer and Chief Financial Officer since October 3, 2024, after serving as Interim Chief Executive Officer beginning in November 2023. He has been a director of the Company since November 2023 and Chief Financial Officer since September 2010. From January 2008 to September 2010, he served as the Company’s Senior Vice President, Finance. Prior to joining the Company, Mr. Frakes was Chief Financial Officer for Left Behind Games Inc., a video game company, and previously served as Chief Financial Officer of NTN Buzztime, Inc., an interactive entertainment company. Mr. Frakes earned an MBA from the University of Southern California and a B.A. with Honors from Stanford University.

Edward G. Broenniman, Chairman and Director

Mr. Broenniman has served as a director of the Company since March 1999. He has been the Managing Director of The Piedmont Group, LLC, a venture advisory firm, since 1978. Mr. Broenniman currently serves on the boards of two privately held companies. He previously served on the boards of several nonprofit organizations, including the Dingman Center for Entrepreneurship Board of Advisors at the University of Maryland from 1989 to 2020, the National Capital Chapter of Corporate Directors, where he was Founder, Chair from 2003 to 2005 and director from 2001 to 2018 and the Association for Corporate Growth, National Capital Chapter, where he was Founder, Chair from 2000 to 2018. Mr. Broenniman earned an MBA from Stanford Graduate School of Business and his B.A. from Yale University.

Nicolas Gikakis, Director

Mr. Gikakis has served as a director of the Company since July 2023. From 2021 to May 2023, Mr. Gikakis served Head of Commercial for WearOptimo Pty Ltd, a private Australian medical device and digital health company. From 2017 to 2019, he served as Vice President of Strategy and Corporate Development at Oventus Medical Limited, where he supported the commercial expansion of the company’s sleep apnea device platform. From 2012 to 2021, Mr. Gikakis has held various leadership and independent strategic advisor positions in the healthcare industry focused on sales, marketing, product development, and corporate development, including for companies working with blood filtration and purification technologies. Mr. Gikakis holds a B.S. in Bioengineering from the University of Pennsylvania and an MBA from George Mason University. Earlier in his career, he worked in bench and clinical research, and gained clinical experience at the University of Pennsylvania.

Angela Rossetti, Director

Dr. Angela Rossetti has served as a director of the Company since April 2022. Since March 2018, Dr. Rossetti has served as an independent consultant to companies in the biotechnology and pharmaceutical industries, including Kala Pharmaceuticals, Inc. and Celgene Corporation. From June 2015 through July 2017, Dr. Rossetti served as Vice President of Cell Machines, Inc., an early-stage biopharmaceutical company developing novel protein therapies, where she supported commercialization activities for therapies targeting hemophilia and other diseases. Dr. Rossetti has held various positions within pharmaceutical commercial development, marketing, communications and finance, including serving as Vice President of a Global Commercial Medicine Team at Pfizer Inc. from 2007 to 2012, where she led a global smoking cessation initiative. Dr. Rossetti previously served on the board of directors of Palatin Technologies, Inc., a public biopharmaceutical company, from June 2013 to December 2020. Dr. Rossetti currently serves as an adjunct Assistant Professor of Medical and Pharmaceutical Ethics at New York Medical College and as an Adjunct Associate at Albert Einstein College of Medicine. Dr. Rossetti holds a Doctorate in Bioethics from Loyola University Chicago, where her studies focused on research ethics and rare disease ethics, an M.B.E from Montefiore Einstein, and an M.B.A. from Columbia University and a B.A. in Biology and English from the University of Pennsylvania.

Chetan S. Shah, M.D., Director

Dr. Shah has served as a director of the Company since June 2013. Dr. Shah is a board certified Otolaryngologist and is a partner and board member of the Surgery Center at Hamilton, Physician Management Systems and Princeton Eye & Ear, which he founded in 2009. He also serves on the board of directors of another private company. Dr. Shah holds teaching positions, serves on multiple hospital committees and serves on the Audiology and Speech Language Pathology Committee for the State of New Jersey. He previously served as member of the Board of Medical Examiners for the State of New Jersey. Dr. Shah received his bachelor’s degree and medical degree from Rutgers University and Robert Wood Johnson Medical School, respectively.

8

Steven P. LaRosa, M.D., Chief Medical Officer

Dr. LaRosa has served as our Chief Medical Officer since January 2021 and served as our Chief Scientific Officer from May 2021 until February 2023. Prior to joining the Company, Dr. LaRosa served as the Vice President of Clinical Development of Entasis Therapeutics, a spin-out of AstraZeneca focused on pathogen-targeted small molecules to treat serious multidrug-resistant Gram-negative infections, from March 2020 to December 2020. Prior to joining Entasis, Dr. LaRosa served as an Attending Physician in the Division of Infectious Disease at Beverly Hospital, a member of Beth Israel Lahey Health. From September 2012 to March 2020, Dr. LaRosa served as an Attending Physician in the Division of Infectious Diseases at Rhode Island Hospital. Prior to that, he served as an Associate Staff Physician in the Department of Infectious Disease at the Cleveland Clinic Foundation and as Clinical Research Physician for Eli Lilly and Company. Throughout his career, Dr. LaRosa has had several academic appointments. Dr. LaRosa received his M.D. from Boston University School of Medicine and his B.S. in Biology from Boston College. He completed an Internal Medicine Residency and Chief Residency at the Cleveland Clinic Foundation and Infectious Disease Fellowship at Massachusetts General Hospital. He is Board Certified in Internal Medicine and Infectious Disease by the American Board of Internal Medicine.

Legal Proceedings

To our knowledge, (i) no director or executive officer has been a director or executive officer of any business that has filed a bankruptcy petition or had a bankruptcy petition filed against it during the past ten years; (ii) no director or executive officer has been convicted of a criminal offense or is the subject of a pending criminal proceeding during the past ten years; (iii) no director or executive officer has been the subject of any order, judgment or decree of any court permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities during the past ten years; and (iv) no director or officer has been found by a court to have violated a federal or state securities or commodities law during the past ten years.

Board of Directors

Our Board of Directors has the responsibility for establishing broad corporate policies and for overseeing our overall performance. Members of our Board of Directors are kept informed of our business activities through discussions with our Interim Chief Executive Officer and other executive officers, by reviewing analyses and reports sent to them and by participating in Board and committee meetings. Mr. Broenniman serves as Chairman of our Board and Mr. Frakes as our Chief Executive Officer and Chief Financial Officer, and we have not designated a lead independent director. We believe that having the offices of Chairman of our Board and Chief Executive Officer held by two different people is appropriate for a company of our size and stage of development in order to maximize efficiencies of our limited available personnel resources. Nevada law provides that each director holds office after the expiration of his or her term until a successor is elected and qualified, or until the director resigns or is removed, resulting in a term that extends to our next annual meeting of stockholders. Our Board of Directors presently has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, on which each of Mr. Broenniman and Ms. Rossetti serve as independent directors. In addition, Dr. Shah serves as an independent director on the Compensation and Nominating and Corporate Governance Committees, and Mr. Gikakis serves as an independent director on the Audit and Nominating and Corporate Governance Committees. Mr. Broenniman is Chair of the Audit Committee, Dr. Shah is Chair of the Compensation Committee and Ms. Rossetti is Chair of the Nominating and Corporate Governance Committee.

Our Board of Directors believes that sound governance practices and policies provide an important framework to assist them in fulfilling their duty to stockholders. Our Board of Directors has implemented separate committees for the areas of audit, compensation and nomination of directors, annual review of the independence of our Audit and Compensation Committee members, maintenance of a majority of independent directors and written expectations of management and directors, among other best practices.

Our Board of Directors has determined that four of our five current directors meet the independence requirements of the Nasdaq Capital Market, on which our common stock is listed. In the judgment of our Board of Directors, Mr. Frakes does not meet such independence standards, as he serves as an executive officer of the Company. In reaching its conclusions, our Board of Directors considered all relevant facts and circumstances with respect to any direct or indirect relationships between our Company and each of the directors, including those discussed under the caption “Certain Relationships and Related Transactions,” below. Our Board of Directors determined that any relationships that exist or existed in the past between our Company and each of the independent directors were immaterial on the basis of the information set forth in the above-referenced sections.

9

Code of Ethics

In February 2005, our Board of Directors approved a “Code of Business Conduct and Ethics” (as amended from time to time, the “Code”), which applies to our principal executive officer, our principal financial officer, our principal accounting officer and persons performing similar tasks. In February 2020, the Board of Directors adopted an amended Code, which is applicable to all of our directors, officers and other employees and which is available on our website at www.aethlonmedical.com. If we make any substantive amendments to, or grant any waivers from, the Code for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a Current Report on Form 8-K. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Anti-Hedging Policy and Anti-Pledging Policy

No officer, director, other employee or consultant of the Company may engage in short sales, transactions in put or call options, hedging transactions or other inherently speculative transactions with respect to the Company’s stock at any time. In addition, no officer, director, other employee or consultant of the Company may margin, or make any offer to margin, or otherwise pledge as security, any of the Company’s stock, including without limitation, borrowing against such stock, at any time.

Board of Directors Meetings and Attendance

During the fiscal year ended March 31, 2026, our Board of Directors held eight meetings and took action one time by written consent. Each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors held during the period he or she served as a director, and (ii) the total number of meetings held by committees of our Board of Directors on which he or she served. With the exception of Mr. Frakes, who is required to attend our Annual Meeting (this year by virtual attendance), we do not currently have a policy with regard to attendance at annual meetings of stockholders by the remaining members of our Board of Directors. All members of our Board of Directors attended our 2025 Annual Meeting of Stockholders.

Information Regarding Committees of the Board of Directors

The Board has three committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides membership and meeting information for fiscal year ended March 31, 2026 for each of the Board committees:

Name(1)	Audit	Compensation	Nominating and Corporate Governance
Angela Rossetti	X	X	X*
Chetan S. Shah, M.D.(2)		X*	X
Edward G. Broenniman	X*	X	X
Nicolas Gikakis(3)	X		X
Total meetings in fiscal year ended March 31, 2026	6	2	0(4)

______________________

*	Committee Chair

	(1)	James B. Frakes, who was appointed as a director effective as of November 7, 2023 has not served on any committee of the Board of Directors during the fiscal year ended March 31, 2026.

	(2)	Dr. Shah was appointed as a member of the Audit Committee effective as of September 18, 2024 and served in that capacity until December 2025. He served as chair of the Compensation Committee and as a member of the Nominating and Corporate Governance Committee for the full fiscal year ended March 31, 2026.

	(3)	Mr. Gikakis served as a member of the Audit Committee until September 18, 2024. He was reappointed to the audit committee in December 2025 and has continued to serve in that capacity. He also served as a member of the Nominating and Corporate Governance Committee for the full fiscal year ended March 31, 2026.

	(4)	In addition to the zero meetings, the Nominating and Corporate Governance Committee took action 1 time by unanimous written consent in the fiscal year ended March 31, 2026.

Below is a description of each committee of the Board of Directors.

10

Audit Committee and Audit Committee Financial Expert

Our Board of Directors formed an Audit Committee in May 1999. Our Board of Directors has determined that Mr. Broenniman, due to his professional experience business acumen and independence, meets the definition of an “audit committee financial expert” as defined in Item 407(d)(5)(ii) under Regulation S-K, promulgated under the Exchange Act.

Each of the members of the Audit Committee has a basic understanding of finance and accounting and is able to read and understand fundamental financial statements. Our Board of Directors has determined that each of the members of the Audit Committee meets the independence requirements applicable to audit committee members of Nasdaq Capital Market companies. The Audit Committee has the authority to appoint, review and discharge our independent registered public accounting firm. The Audit Committee reviews the results and scope of the audit and other services provided by our independent registered public accounting firm, as well as our accounting principles and our system of internal controls, reports the results of their review to the full Board of Directors and to management and recommends to the full Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K.

The Audit Committee has adopted a charter, which can be found on our website under “Investors – Governance – Governance Documents.” The reference to or inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Report of the Audit Committee of the Board of Directors

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended March 31, 2026 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, and the Securities and Exchange Commission, or SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2026.

Audit Committee

Edward G. Broenniman, Chair

Angela Rossetti

Nicolas Gikakis

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The Compensation Committee approves or makes recommendations to our Board of Directors on decisions concerning compensation of the executive management team and non-employee directors and administers our stock-based incentive compensation plans. The Chair establishes meeting agendas after consultation with other committee members. Our Chief Executive Officer and other members of management regularly discuss our compensation issues with Compensation Committee members. Subject to Compensation Committee review, modification and approval, our Chief Executive Officer typically makes recommendations respecting bonuses and equity incentive awards for the other members of the executive management team. The Compensation Committee establishes all bonus and equity incentive awards for all executive members of the management team. Our Board of Directors has determined that all members of the Compensation Committee meet the independence requirements applicable to Nasdaq Capital Market companies.

11

With respect to calendar year 2026, our Compensation Committee considered compensation information provided by Anderson Pay Advisors LLC (“Anderson”), a compensation consultant, in determining executive compensation. Anderson provided competitive compensation data showing that our cash compensation generally was and made cash compensation recommendations designed to compensate our officers in line with the 50% range for similarly situated companies

The Compensation Committee has adopted a charter, which can be found on our website at “Investors –Governance – Governance Documents.” The reference to or inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Nominating and Corporate Governance Committee

The responsibilities of the Nominating and Corporate Governance Committee include:

•	overseeing our corporate governance functions on behalf of our Board of Directors;
•	making recommendations to our Board of Directors regarding corporate governance issues;
•	identifying and evaluating candidates to serve as directors of our Company consistent with criteria approved by our Board of Directors;
•	selecting director candidates or recommending such candidates to our Board of Directors for selection; and
•	reviewing and evaluating the performance of our Board of Directors.

Director Nominations

Criteria for Board of Directors Membership

The Nominating and Corporate Governance Committee is responsible for reviewing nominees for director and recommending to our Board of Directors those persons who the committee believes would beneficially impact our Company as directors. The Nominating and Corporate Governance Committee considers many factors when evaluating candidates for director, including depth and breadth of experience, business acumen, character, diversity, independent thinking, understanding of our business and the industry in which we operate and willingness to commit adequate time and attention to being a director. The Nominating and Corporate Governance Committee also considers the needs of our Company and our Board of Directors, in particular, in assessing candidates. The Nominating and Corporate Governance Committee seeks to ensure that a majority of our directors satisfy the criteria for being deemed independent under Nasdaq rules applicable to us, that members of our Audit Committee meet the financial literacy and sophistication requirements under applicable Nasdaq rules and that at least one of those members qualifies as an “audit committee financial expert” under SEC rules.

The objective of the Nominating and Corporate Governance Committee is to maintain a board comprised of individuals of the highest personal character, integrity and ethical standards, reflecting a broad range of professional backgrounds, skills and experience relevant to our business. The biography shown above for each director nominee includes many of the factors that the Nominating and Corporate Governance Committee considered important in determining that the nominee should serve as a director of our Company. The Nominating and Corporate Governance Committee considers diversity as one of many factors in identifying board nominees. Such diversity includes personal characteristics such as race and gender, as well as diversity in background and skills that relate to our Board of Director’s performance of its responsibilities. The Nominating and Corporate Governance Committee does not assign criteria specific weight when reviewing candidates and may not apply the same criteria to all prospective nominees.

Identification and Evaluation of Nominees

The Nominating and Corporate Governance Committee believes we are well-served by our current directors. Unless special circumstances arise or the Nominating and Corporate Governance Committee makes a material change in the criteria for board membership, the Nominating and Corporate Governance Committee typically will nominate incumbent directors who continue to be qualified, and willing, to act as directors. If an incumbent director does not stand for re-election, or to fill a vacancy on our Board of Directors between annual stockholder meetings, the Nominating and Corporate Governance Committee will search for potential board candidates who meet the criteria for selection as a nominee and have specific desirable qualities or skills. Also, from time to time our Board of Directors may determine to increase the size of the Board and add directors with special skills and/or experience relevant and useful to us at our particular stage of development. Director candidates will be selected based on recommendations and feedback from members of our Board of Directors, our senior management and, if the Nominating and Corporate Governance Committee deems appropriate, a third-party search firm. The Nominating and Corporate Governance Committee will evaluate each candidate’s qualifications and check relevant references. At least one member of the Nominating and Corporate Governance Committee will interview candidates, and all members of our Board of Directors will meet with candidates deserving serious consideration. Then the Nominating and Corporate Governance Committee will evaluate which of the prospective candidates is qualified to serve as a director and will determine whether to recommend to our Board of Directors that a particular candidate be appointed to fill a current vacancy on our Board of Directors or be presented for the approval of the stockholders, as appropriate.

12

Stockholder Nominations

The Nominating and Corporate Governance Committee will consider written proposals from stockholders for nominees for director using the same criteria discussed above and will determine, based on those criteria, whether or not to recommend those nominees to our Board of Directors. Any such nominations should be submitted to the Nominating and Corporate Governance Committee, Aethlon Medical, Inc., 11555 Sorrento Valley Road, Suite 203, San Diego, California 92121 and should include the following information:

•	all information relating to such nominee that is required to be disclosed pursuant to the Exchange Act, and such person’s written consent to a background check, to being named in the proxy statement as a nominee, and to serving as a director, if elected;
•	the names and addresses of the stockholder(s) making the nomination and the number of shares of our common stock that are owned beneficially and of record by such stockholder(s); and
•	appropriate biographical information and a statement as to the qualification of the nominee, including the nominee’s specific experience, qualifications, attributes, or skills, addressing the relevance and benefit to our Company of such experience, qualifications, attributes, and/or skills at our particular stage of development.

Nominations should be submitted in the timeframe described under the question “When are stockholder proposals and director nominations due for next year’s annual meeting?” above.

The Nominating and Corporate Governance Committee has adopted a charter, which can be found on our website at “Investors – Governance – Governance Documents.” The reference to or inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Communication with our Board of Directors

Any stockholders wishing to communicate with our Board of Directors about any matter involving the business or operations of our Company should send the communication in writing to the Secretary, Aethlon Medical, Inc., 11555 Sorrento Valley Road, Suite 203, San Diego, California 92121. Our Secretary will promptly deliver such communications directly to each member of our Board of Directors.

Family Relationships

There are no family relationships between or among the directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

There are no arrangements or understandings between any two or more of our directors or executive officers or between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current Board of Directors. There are also no arrangements, agreements or understandings between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs.

EXECUTIVE AND DIRECTOR COMPENSATION

We are a “smaller reporting company” under Item 10 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the following compensation disclosure is intended to comply with the requirements applicable to smaller reporting companies. Although the rules allow us to provide less detail about our executive compensation program, the Compensation Committee of our Board of Directors (the “Compensation Committee”) is committed to providing the information necessary to help stockholders understand its executive compensation-related decisions. Accordingly, this section includes supplemental narratives that describe the 2026 fiscal year executive compensation program for our named executive officers.

13

Our named executive officers for the fiscal year ended March 31, 2026, consist of our Chief Executive Officer, who also serves as our Principal Financial Officer and our Chief Medical Officer. These individuals represented our principal executive officer, principal financial officer and the next highly compensated executive officer serving as of March 31, 2026.

•	James B. Frakes, our Chief Executive Officer and Chief Financial Officer; and
•	Steven P. LaRosa, M.D., our Chief Medical Officer

The table also includes compensation for Guy F. Cipriani, our former Chief Operating Officer, who served during a portion of fiscal year 2025 and received severance during fiscal year 2026.

SUMMARY COMPENSATION TABLE FOR 2026 AND 2025 FISCAL YEARS

The following table summarizes all compensation earned by our named executive officers for the fiscal years ended March 31, 2026 and 2025.

Named And Principal Position	Fiscal Year Ended March 31,	Salary ($)	All Other Compensation ($)		Total ($)
James B. Frakes	2026	500,000	326,922	(1)	826,922
Chief Executive Officer and Chief Financial Officer	2025	500,000	–		500,000
Steven P. LaRosa, M.D.	2026	473,000	120,480	(2)	593,480
Chief Medical Officer	2025	430,000	50,000		480,000
Guy F. Cipriani	2026	–	211,250	(3)	211,250
Former Senior Vice President, Chief Operating Officer	2025	199,500	196,188	(3)	395,688

(1)	Includes a discretionary cash bonus payment of $250,000 and an accrued vacation payout of $76,922 related to a Company-wide vacation policy change.
(2)	Includes a discretionary cash bonus payment of $75,000 and an accrued vacation payout of $45,480 related to a Company-wide vacation policy change.
(3)	Includes a severance payment of $211,250 for fiscal year ended March 31, 2026. For the fiscal year ended March 31, 2025, includes severance payments of $178,750 and accrued vacation payout of $17,438, paid in connection with the executive’s termination of employment.

Narrative Disclosure to Executive Summary

Generally, the three principal components of our executive compensation program for our named executive officers are base salary, executive cash bonus and long-term incentive equity compensation. We do not have any formal policies for allocating compensation among salary, performance bonus awards and equity grants, short-term and long-term compensation or among cash and non-cash compensation. Instead, the Compensation Committee considered compensation information provided by Anderson Pay Advisors LLC, or Anderson, our compensation consultant, in determining the compensation to recommend to the Board of Directors for its approval, that it believes appropriate to achieve the goals of our executive compensation program and our corporate objectives. We generally target providing total executive and director compensation at the 50% range for comparable companies.

14

Base Salary

Base salary provides financial stability and security to our named executive officers through a fixed amount of cash for performing job responsibilities. Each of our named executive officers’ 2026 and 2025 calendar year base salaries are listed in the table below, which reflects the Compensation Committees’ review of the data provided by Anderson and the Compensation Committee’s goal of setting salaries to be at the 50% range for comparable companies.

Name	2026 Base Salary		2025 Base Salary
James B. Frakes	$500,000		$500,000
Steven P. LaRosa, M.D.	$473,000	(1)	$430,000

(1)	Dr. LaRosa’s annual base salary was increased from $430,000 to $473,000, effective as of April 1, 2025.

Executive Cash Bonuses and Annual Cash Incentives

With respect to the fiscal year ended March 31, 2026, we approved cash bonuses of $250,000 to our Chief Executive Officer and Chief Financial Officer and $75,000 to our Chief Medical Officer.

Equity-Based Incentive Awards

Individual stock option grants are determined based on a number of factors, including current corporate and individual performance, outstanding equity holdings and their retention value and total ownership, historical value of our stock, internal equity amongst executives and market data provided by Anderson. In the fiscal year ended March 31, 2026, we did not approve any equity-based incentive awards for our named executive officers.

Granting of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We do not grant equity awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, and do not time the public release of such information based on award grant dates. Other than our annual RSU grants in April to our independent directors, we have not made any awards to any named executive officer or employee during the past two fiscal years.

Employment and Separation Agreements

Mr. Frakes serves as Chief Executive Officer and Chief Financial Officer of the Company. On December 12, 2018, the Company entered into an executive employment agreement with Mr. Frakes, which was amended in November 2023 and governs the current terms of his employment. Effective October 3, 2024, Mr. Frakes was appointed permanent Chief Executive Officer. Mr. Frakes currently receives an annual base salary of $500,000 and is eligible to receive an annual discretionary cash performance bonus as determined by the Board of Directors or Compensation Committee based on individual and Company performance objectives.

The agreement further provides that if Mr. Frakes’ employment is terminated without cause or if he resigns for good reason, he is entitled to receive continued base salary payments and Company-paid healthcare benefits for a period of 12 months following termination.

Effective July 1, 2024, Lee Arnold, Chief Science Officer of the Company, was terminated by the Company. In connection with his departure, Mr. Arnold became entitled to receive severance and related separation benefits, consistent with the terms of his Employment Agreement.

Effective October 3, 2024, Guy F. Cipriani, Chief Operating Officer of the Company, departed the Company. In connection with his departure, Mr. Cipriani became entitled to receive severance and related separation benefits, consistent with the terms of his Employment Agreement.

15

On January 4, 2021, we entered into an executive employment agreement with Dr. LaRosa, which governs the current terms of his employment with us. Dr. LaRosa’s currently receives an annual base salary of $473,000 and is eligible to receive an annual cash performance bonus targeted at 40% of his base salary, as determined by the Board of Directors or Compensation Committee based on Company and individual performance objectives.

The agreement also provides that if Dr. LaRosa’s employment is terminated without cause, or if he resigns for good reason (each as defined in the agreement), then Dr. LaRosa he is entitled to receive continued base salary payments and Company-paid healthcare benefits for a period of 12 months following such termination.

Outstanding Equity Awards at 2026 Fiscal Year-End

The following director compensation disclosure reflects all compensation awarded to, earned by or paid to our then non-employee directors for the fiscal year ended March 31, 2026.

Director Compensation for 2026 Fiscal Year

	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Edward G. Broenniman (2)	97,500	50,000	147,500
Nicolas Gikakis (3)	48,750	50,000	98,750
Angela Rossetti (4)	63,000	50,000	113,000
Chetan S. Shah, M.D. (5)	63,750	50,000	113,750

(1)	In accordance with SEC rules, this column reflects the aggregate grant date fair value of the awards computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transactions. Assumptions used in the calculation of these amounts are included in our consolidated financial statements in this Annual Report. These amounts do not reflect the actual economic value that will be realized by our directors upon the vesting, exercise, or the sale of the shares of common stock underlying such awards.

(2)	In the fiscal year ended March 31, 2026, Mr. Broenniman earned $30,000 in cash compensation for his services to us as non-executive Chairman and $67,500 related to his roles as a member of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee and as the chair of our Audit Committee, for an aggregate amount of $97,500. Mr. Broenniman also received restricted stock units, or RSUs, valued at $50,000 for his ongoing service as a Board member pursuant to our Amended and Restated Non-Employee Director Compensation Policy, or Director Compensation Policy. As of March 31, 2026, Mr. Broenniman had no outstanding equity awards.

(3)	Mr. Gikakis was reappointed to the Audit Committee in December, 2025. In the fiscal year ended March 31, 2026, Mr. Gikakis earned $48,750 for his roles as a director and as a member of our Audit Committee and Nominating and Corporate Governance Committee. Mr. Gikakis also received RSUs valued at $50,000 for his ongoing service as a Board member pursuant to our Director Compensation Policy. As of March 31, 2026, Mr. Gikakis had no outstanding equity awards.

(4)	In the fiscal year ended March 31, 2026, Ms. Rossetti earned $63,000 for her roles as a director, a member of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee and as the chair of our Nominating and Corporate Governance Committee. Ms. Rossetti also received RSUs valued at $50,000 for her ongoing service as a Board member pursuant to our Director Compensation Policy. As of March 31, 2026, Ms. Rossetti had no outstanding equity awards.

(5)	Dr. Shah served as a member of our Audit Committee until December 2025. In the fiscal year ended March 31, 2026, Dr. Shah earned $63,750 for his roles as a director, a member of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee and as the chair of our Compensation Committee. Dr. Shah also received RSUs valued at $50,000 for his ongoing service as a Board member pursuant to our Director Compensation Policy. As of March 31, 2026, Dr. Shah had no outstanding equity awards

16

Non-Employee Director Compensation Policy

We maintain the Director Compensation Policy, in which only non-employee directors may participate, pursuant to which such non-employee directors are entitled to receive cash and equity compensation for their service on the Board of Directors and its committees. Under the Director Compensation Policy in effect during the fiscal year ended March 31, 2026, a newly appointed or elected eligible director will receive an initial grant of RSUs with a grant date fair value of $75,000 or, at the discretion of our Board of Directors, options to acquire shares of common stock with a grant date fair value of $75,000, based on the average of the closing prices of our common stock for the five trading day period ending on the date of grant and will vest at a rate determined by the Board of Directors in its discretion, typically in equal quarterly installments over one year.

In addition, under the Director Compensation Policy, at the beginning of each fiscal year, each continuing director eligible to participate will receive a grant of RSUs with a grant date fair value of $50,000 or, at the discretion of our Board of Directors, options to acquire shares of common stock with a grant date fair value of $50,000, based on the average of the closing prices of our common stock for the five trading day period ending on the date of grant and will vest at a rate determined by the Board of Directors in its discretion, typically in equal quarterly installments over one year.

Under the Director Compensation Policy in effect during the fiscal year ended March 31, 2026, in lieu of per meeting fees, eligible directors will receive an annual board retainer fee of $40,000, as well as the following annual retainer fees: Audit Committee chair - $15,000, Compensation Committee chair - $15,000, Nominating and Corporate Governance Committee chair - $8,000, Audit Committee member - $7,500 (not applicable to the chair), Compensation Committee member - $7,500 (not applicable to the chair) and Nominating Committee member - $5,000 (not applicable to the chair). Additionally, the Chairperson of the Board of Directors will receive an additional annual board retainer fee of $30,000.

17

INFORMATION ABOUT STOCK OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of August 28, 2026, with respect to the ownership of our common stock, by (i) each person known by us to be the beneficial owner of more than five percent (5%) of the outstanding shares of each class of our capital stock, (ii) each of our directors and director nominees, (iii) each of our executive officers, and (iv) all of our named executive officers and directors as a group. As of such date, we had 1,604,095 shares of our common stock issued and outstanding. We believe that each individual or entity named has sole investment and voting power with respect to shares of common stock indicated as beneficially owned by them, subject to community property laws where applicable, except where otherwise noted. Unless otherwise indicated, the address for each person listed in the table below is c/o Aethlon Medical, Inc., 11555 Sorrento Valley Road, Suite 203, San Diego, CA 92121.

NAME OF BENEFICIAL OWNER	NUMBER OF SHARES BENEFICIALLY OWNED(1)		PERCENT OF SHARES BENEFICIALLY OWNED(2)
Greater than 5% Stockholders
None
Directors and Named Executive Officers
James B. Frakes, Chief Executive Officer, Chief Financial Officer and Director	63	(3)	*
Edward G. Broenniman, Chairman and Director	2,348	(4)	*
Chetan S. Shah, M.D., Director	2,039	(5)	*
Angela Rossetti, Director	2,664	(6)	*
Steven P. LaRosa, M.D., Chief Medical Officer	57	(7)	*
Nicolas Gikakis, Director	2,039	(8)	–
All Current Directors and Executive Officers as a Group (6 members)	9,210		0.6%

_____________________________

*	Less than 1%

(1)	Calculated pursuant to Rule 13d-3(d)(1) of the Exchange Act. Under Rule 13d-3(d)(1), shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable by a person within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(2)	Based on 1,604,095 shares of common stock outstanding as of August 28, 2026.

(3)	Consists of (i) 1 share of common stock and (ii) 62 shares subject to stock options that are currently exercisable or will be exercisable within 60 days of August 10, 2026.

(4)	Consists of (i) 1,257 shares of common stock.

(5)	Consists of (i) 948 shares of common stock.

(6)	Consists of (i) 1,573 shares of common stock.

(7)	Consists of 57 shares subject to stock options that are currently exercisable or will be exercisable within 60 days of August 28, 2026.

(8)	Consists of (i) 948 shares of common stock.

18

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There have been no transactions since April 1, 2025, and there are no currently proposed transactions, in which we were or are to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest. Our Audit Committee considers and approves or disapproves any related party transaction as defined under SEC Regulation Item 404, to the extent required by SEC regulations.

Employment Arrangements

We currently have written employment agreements with our executive officers. For information about our employment agreements with our named executive officers, refer to “Executive and Director Compensation — Employment Contracts.”

Equity Awards Granted to Executive Officers and Directors

We have granted stock options and RSUs to our executive officers and directors. For information about our grants of stock option awards and RSUs to our named executive officers and our directors, refer to “Executive and Director Compensation — Outstanding Equity Awards at 2026 Fiscal Year-End,” “Executive and Director Compensation — Director Compensation for 2026 Fiscal Year” and “Executive and Director Compensation — Non-Employee Director Compensation Policy.”

Indemnification Agreements

We have entered into and intend to continue to enter into indemnification agreements with each of our directors and our officers. The indemnification agreements, our Articles of Incorporation, as amended, and our Amended and Restated Bylaws require us to indemnify our directors and officers to the fullest extent permitted by Nevada law.

Policies and Procedures for Transactions with Related Persons

We maintain a written policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock and any members of the immediate family or affiliate of any of the foregoing persons are not permitted to enter into a related person transaction with us without the approval or ratification of the Audit Committee. Any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of any class of our common stock, or any member of the immediate family or affiliate of any of the foregoing persons, in which the amount involved exceeds $120,000 and such person would have a direct or indirect interest, must be presented to the Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, the Audit Committee is to consider the material facts of the transaction, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

19

SUMMARY EQUITY COMPENSATION PLAN DATA

EQUITY COMPENSATION PLANS

The following table sets forth information, as of March 31, 2026, regarding our equity compensation plans in effect as of that date. The share amounts and exercise prices presented below have been adjusted, where applicable, to reflect the Company's 1-for-5 reverse stock split that became effective on July 31, 2026.

Equity Compensation Plans

Summary equity compensation plan data

The following table sets forth information, as of March 31, 2026, about our equity compensation plans in effect as of that date.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders (2)	135	$6,520.89	26,668

Equity compensation plans not approved by security holders (3)	–	–	–

Totals	135	$6,520.89	26,668

(1)	Net of equity instruments forfeited, exercised or expired.

(2)	Excludes RSU grants to our officers and directors during the fiscal year ended March 31, 2026, since all of the shares underlying the RSUs had been issued during that fiscal year and there were no outstanding RSUs as of March 31, 2026.

(3)	As of March 31, 2026, we did not have any equity compensation plans that were not approved by our stockholders.

20

Item 402(v) Pay Versus Performance

We are providing the following information about the relationship between executive compensation actually paid and certain financial performance of our company as required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K. The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the Compensation Committee view the link between the Company’s performance and named executive officer (“NEO”) pay. This disclosure is intended to comply with the requirements of Item 402(v) of Regulation S-K applicable to “smaller reporting companies.” For additional information about our compensation philosophy and how we seek to align executive compensation with the Company’s performance, refer to “Executive and Director Compensation” section above.

Required Tabular Disclosure of Pay Versus Performance

The amounts set forth below under the headings “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation S-K. Use of the term “compensation actually paid” is required by the SEC’s rules and as a result of the calculation methodology required by the SEC, such amounts differ from compensation actually received by the individuals and the compensation decisions described in the “Executive and Director Compensation” section above. Our Chief Executive Officer is our principal executive officer and is referred to as PEO in the headers in the following tables.

PAY VERSUS PERFORMANCE

Fiscal Year	Summary Compensation Table Total for PEO 1(1) (2) ($)	Compensation Actually Paid to PEO 1(2)(3) ($)	Summary Compensation Table Total for PEO 2(1) (2) ($)	Compensation Actually Paid to PEO 2(2)(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1)(2) ($)	Average Compensation Actually Paid to Non-PEO NEOs(2)(3) ($)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(4) ($)	Net Income (Loss) (millions)) ($)
(a)	(b)	(c)	(b)	(c)	(d)	(e)	(f)	(h)
2026	$–	$–	$826,922	$826,662	$402,365	$402,235	$.72	$(7.15)
2025	$–	$–	$500,000	$495,402	$437,844	$430,875	$9.36	(13.40)
2024	$505,332	$395,249	$416,449	$400,496	$404,032	$385,270	$43.92	(12.21)

(1)	The dollar amounts reported in these columns are the amounts of total compensation reported for our PEOs and non-PEO NEO for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation — Summary Compensation Table”

(2)	Charles J. Fisher, Jr., M.D. served as PEO 1 from the beginning of fiscal year 2024 through November 7, 2023. James B. Frakes served as PEO 2 from November 7, 2023 through the end of the current fiscal year. Steven LaRosa and Guy Cipriani served as a non-PEO NEO in each fiscal year presented.

(3)	Adjustments made to determine the Compensation Actually Paid to the PEO and non-PEO NEO can be found in the below table:

21

	PEO 2: James Frakes	Non-PEO NEO
Prior FYE	03/31/2025	03/31/2025
Current FYE	03/31/2026	03/31/2026
Fiscal Year	2026	2026
SCT Total	$826,922	$402,365
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	–	–
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	–	–
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	–	–
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	–	–
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(260)	(130)
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	–	–
Compensation Actually Paid	$826,662	$402,235

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Option Awards” column in the Summary Compensation Table for the applicable year.

(b)	Amount of equity award adjustments may differ from amount reported in the table above due to rounding.

(4)	TSR is determined based on the value of an initial fixed investment of $100 on March 31, 2023. Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.

22

Compensation Actually Paid and Cumulative TSR

The chart below shows the relationship between the compensation actually paid to our PEOs and the average compensation actually paid to our non-PEO NEOs, on the one hand, to the Company’s cumulative TSR over the three years presented in the table, on the other.

Compensation Actually Paid and Net Loss

Because the Company is a pre-commercial stage company, we had no revenue during the periods presented. Consequently, we do not use net income (loss) as a performance measure in our executive compensation program. Moreover, as a pre-commercial stage company with no revenue, we do not believe there is any meaningful relationship between our net loss and compensation actually paid to our NEOs during the periods presented.

The chart compares Compensation Actually Paid (“CAP”) to named executive officers and net income for fiscal years 2024 through 2026. Bars represent CAP amounts for Charles J. Fisher, Jr., James Frakes, and the average non-PEO named executive officers, measured on the left axis in millions of dollars. A line represents net income, measured on the right axis in millions of dollars. The chart shows CAP generally increased over the periods presented, while net income remained negative, declining in fiscal 2025 before improving in fiscal 2026.

All information provided above under the “Item 402(v) Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

23

PROPOSALS TO BE VOTED UPON AT THE ANNUAL MEETING

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

A board of five directors is to be elected at the virtual Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR each of the nominees named below.

The five nominees selected by our Board of Directors are listed below, with the ages listed as of August 28, 2026. Five directors are to be elected at the Annual Meeting. The five nominees receiving the highest number of votes cast “FOR” their election at the Annual Meeting will be elected as directors. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

If at the time of the Annual Meeting one or more of the nominees have become unavailable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by our Board of Directors. All of the nominees are currently directors of our Company. All of the nominees have consented to serve if elected. Our Board of Directors has no reason to anticipate that any of the nominees will not be able to serve, if elected. We believe the current number of directors is appropriate given our stage of development. The proxies cannot be voted for more than five persons, the number of nominees presented for election.

Directors elected at the Annual Meeting will hold office for a term of one year and until their successors have been elected and qualified, or until any earlier death, resignation or removal. Listed below are the nominees for our Board of Directors. Please see “Information About Our Board of Directors and Executive Officers” for additional information concerning the individuals named below, which is based on information furnished to us by each individual noted.

Nominee	Age	Position
Edward G. Broenniman	90	Chairman and Director
James B. Frakes	69	Chief Executive Officer, Chief Financial Officer and Director
Angela Rossetti	73	Director
Chetan S. Shah, M.D.	57	Director
Nicolas Gikakis	60	Director

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE FOREGOING SLATE OF NOMINEES FOR OUR BOARD OF DIRECTORS.

24

PROPOSAL NO. 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Haskell & White LLP (“H&W”) as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.

Representatives of H&W are expected to be present at the virtual Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s bylaws nor other governing documents or law require stockholder ratification of the selection of H&W as the Company’s independent registered public accounting firm for the fiscal year ended March 31, 2027. However, the Audit Committee is submitting the selection of H&W to stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain H&W. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the interests of the Company and its stockholders.

The following table presents fees for professional services billed by H&W during the fiscal years ended March 31, 2026 and 2025:

	Fiscal Year 2026	Fiscal Year 2025
Audit Fees(1)	$235,500	$237,300
Tax Fees(2)	20,450	17,500
Total Fees	$255,950	$254,800

(1)	Audit fees include fees for professional services rendered in connection with the audit of our annual financial statements for fiscal years 2026 and 2025 and for reviews of our quarterly financial statements and those services normally provided in connection with statutory or regulatory filings or engagements including comfort letters, consents and other services related to SEC matters.

(2)	Tax Fees include the aggregate fees billed during fiscal year 2026 for professional services for preparation of income tax returns.

Policy on Audit Committee Pre-approval of Audit and Permissible Non-audit Services of Independent Auditor

Our Audit Committee is responsible for pre-approving all audit, audit-related, tax and other permitted non-audit services to be performed for us by our independent auditor. The Audit Committee approved all of the services for which Haskell & White LLP billed us as set forth in the above table.

Proposal No. 2 will be approved if the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal. Abstentions and broker non-votes will not be counted as votes cast and therefore will have no effect on the outcome of Proposal No. 2.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF HASKELL & WHITE LLP, AS DESCRIBED ABOVE.

25

PROPOSAL NO. 3 –APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), OF THE ISSUANCE OF 1,126,602 SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE COMMON WARRANTS AND PLACEMENT AGENT WARRANTS ISSUED IN CONNECTION WITH THE COMPANY’S JULY 2026 OFFERING

Background

On July 6, 2026, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain investors pursuant to which the Company agreed to sell, issue and deliver, in a registered public offering (the “Offering”), (i) 263,000 shares of the Company's common stock, par value $0.001 per share (the “Common Stock”), (ii) Common Warrants to purchase an aggregate of 5,633,009 shares of Common Stock, (iii) Pre-Funded Warrants to purchase an aggregate of 5,370,009 shares of Common Stock and (iv) Placement Agent Warrants to purchase up to an aggregate of 225,320 shares of Common Stock. The Offering closed on July 7, 2026. The Offering was made pursuant to the Company's Registration Statement on Form S-1 (File No. 333-296933), which was declared effective by the Securities and Exchange Commission (the “SEC”) on July 6, 2026.

Pursuant to the terms of the Securities Purchase Agreement, each share of Common Stock (or Pre-Funded Warrant issued in lieu thereof) was sold together with one Common Warrant at a combined public offering price of $0.7101 per share (or Pre-Funded Warrant) and accompanying Common Warrant. The Common Warrants have an original exercise price of $0.7101 per share, subject to adjustment as provided therein, and expire on the fifth anniversary of the original issuance date. The Pre-Funded Warrants have an exercise price of $0.001 per share and are immediately exercisable upon issuance until exercised in full. As compensation for its services in connection with the Offering, the Company also issued the Placement Agent Warrants to Maxim Group LLC. The Placement Agent Warrants have an original exercise price of $0.7101 per share, are exercisable beginning six months after the closing of the Offering and expire five years thereafter.

On July 31, 2026, the Company effected a one-for-five (1:5) reverse stock split. Pursuant to the terms of the Common Warrants and Placement Agent Warrants, the number of shares issuable upon exercise and the applicable exercise prices were proportionately adjusted to reflect the reverse stock split. Accordingly, the references in this Proposal No. 3 to the 1,126,602 shares issuable upon exercise of the Common Warrants and Placement Agent Warrants are adjusted to reflect the reverse stock split.

Stockholder Approval Requirement

The Common Warrants become exercisable upon receipt of stockholder approval, unless the pricing conditions specified in the Common Warrants have been satisfied, in which case the Common Warrants become exercisable immediately. The Placement Agent Warrants are also subject to the applicable requirements of Nasdaq Listing Rule 5635(d). The Pre-Funded Warrants were immediately exercisable upon issuance and are not the subject of this proposal.

Nasdaq Listing Rule 5635(d) generally requires stockholder approval prior to the issuance of common stock, or securities convertible into or exercisable for common stock, in a transaction other than a public offering if the issuance equals or exceeds 20% of the Company's outstanding common stock or voting power before the issuance at a price below the Nasdaq “Minimum Price.” Because the issuance of the shares of Common Stock issuable upon exercise of the Common Warrants and Placement Agent Warrants may require stockholder approval under Nasdaq Listing Rule 5635(d), the Board of Directors is seeking stockholder approval of the issuance of the shares of Common Stock issuable upon exercise of those warrants.

Effect of Approval

If Proposal No. 3 is approved, the Company will be permitted, for purposes of complying with Nasdaq Listing Rule 5635(d), to issue shares of Common Stock upon exercise of the Common Warrants and the Placement Agent Warrants in accordance with their respective terms.

26

Consequences if Proposal No. 3 Is Not Approved

If Proposal No. 3 is not approved, and unless the applicable pricing conditions have otherwise been satisfied under the Common Warrants, the Company will not be permitted to issue shares of Common Stock upon exercise of the Common Warrants or the Placement Agent Warrants until the required stockholder approval is obtained. The Offering has already closed, and the Securities Purchase Agreement, the Common Warrants, the Pre-Funded Warrants and the Placement Agent Warrants remain valid and binding in accordance with their terms. In addition, the Securities Purchase Agreement requires the Company to continue seeking the required stockholder approval at the next two annual meetings of stockholders, unless such approval has previously been obtained or the warrants are no longer outstanding. Failure to obtain stockholder approval could limit the Company's ability to receive proceeds from future exercises of the Common Warrants and Placement Agent Warrants and could adversely affect the Company's ability to obtain additional capital.

The Board of Directors is not seeking stockholder approval of the Offering, the Securities Purchase Agreement or the issuance of the Common Warrants, the Pre-Funded Warrants or the Placement Agent Warrants, each of which has already occurred. Rather, the Company is seeking stockholder approval solely for purposes of complying with Nasdaq Listing Rule 5635(d) with respect to the issuance of the shares of Common Stock issuable upon exercise of the Common Warrants and the Placement Agent Warrants.

Vote Required

Proposal No. 3 will be approved if the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal. Abstentions and broker non-votes will not be counted as votes cast and therefore will have no effect on the outcome of Proposal No. 3.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 3.

27

PROPOSAL NO. 4 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

At the Company’s 2022 Annual Meeting of Stockholders, the Company’s stockholders indicated their preference that the Company solicit a non-binding advisory vote on the compensation of the named executive officers, commonly referred to as a “say-on-pay vote,” every other year. The Board has adopted a policy that is consistent with that preference. In accordance with that policy, this year, the Company is again asking stockholders to approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement, in accordance with SEC rules.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. The compensation of our named executive officers subject to the vote is disclosed in the compensation tables and the related narrative disclosure contained in this Proxy Statement. As discussed in those disclosures, we believe that our compensation policies and decisions are focused on pay-for-performance principles and strongly aligned with our stockholders’ interests. Compensation of our named executive officers is designed to enable us to attract, retain and motivate talented and experienced executives to lead us successfully in a competitive environment.

Accordingly, our Board of Directors is asking the stockholders to indicate their support for the compensation of our named executive officers, as described in this Proxy Statement, by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”

Because the vote is advisory, it is not binding on our Board of Directors of the Company. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and our Board of Directors and, accordingly, our Board of Directors and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

The approval, on an advisory basis, of the compensation of our named executive officers will be approved if more votes are cast in favor of this proposal than are cast against it. Abstentions and broker non-votes on this proposal will have no effect on the outcome.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

28

PROPOSAL NO. 5 – APPROVAL OF AMENDMENT TO THE COMPANY’S 2020 EQUITY INCENTIVE PLAN, AS AMENDED

The Board of Directors is requesting stockholder approval of an amendment to the Aethlon Medical, Inc. 2020 Equity Incentive Plan, as amended (the “2020 Plan”). The 2020 Plan was originally adopted by the Board of Directors on February 6, 2020 and approved by the Company's stockholders on September 15, 2020. Since its adoption, the 2020 Plan has been amended from time to time and approved by the Company's stockholders, including amendments approved at the 2022, 2024 and 2026 Annual Meetings of Stockholders that increased the number of shares of common stock authorized for issuance thereunder. Most recently, on February 19, 2026, the Company's stockholders approved an amendment increasing the number of shares authorized for issuance under the 2020 Plan by 100,000 shares. The 2020 Plan is the successor to the Company's Amended 2010 Stock Incentive Plan (the “2010 Plan”).

On July 10, 2026, the Board of Directors approved, subject to stockholder approval, an amendment to the 2020 Plan to increase the number of shares of Common Stock authorized for issuance thereunder by 100,000 shares (the “Plan Amendment”). As amended by the Plan Amendment, the 2020 Plan is referred to in this Proposal No. 5 as the “Amended 2020 Plan.”

A description of the material terms of the Amended 2020 Plan are summarized below. The key difference between the terms of the 2020 Plan and the Amended 2020 Plan are that the Amended 2020 Plan provides that an additional 100,000 shares may be issued pursuant to stock awards granted under the Amended 2020 Plan.

In this Proposal 5, our Board of Directors is requesting stockholder approval of the Amended 2020 Plan, including the increase to the number of shares of common stock authorized for issuance under the Amended 2020 Plan by 100,000 shares. Stockholder approval of the long-term compensation philosophy and the Amended 2020 Plan is necessary to continue providing the appropriate levels and types of equity compensation for our employees. If Proposal 5 is obtained, and subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the Amended 2020 Plan will not exceed 120,411 shares. As of August 18, 2026 approximately 26,569 shares were reserved for future grants of future awards under the 2020 Plan. Our Board of Directors believes that the Amended 2020 Plan is an integral part of our long-term compensation philosophy and the Amended 2020 Plan is necessary to continue providing the appropriate levels and types of equity compensation for our employees.

Why We Are Asking Our Stockholders to Approve the Amended 2020 Plan

We are seeking stockholder approval of the Amended 2020 Plan to allow us to grant stock options, restricted stock unit awards and other awards, at levels determined by the Board of Directors, which will enable us to secure and retain the services of our employees, directors and consultants, and to provide long-term incentives that align the interests of our employees, directors and consultants with the interests of our stockholders.

Requested Shares

If this Proposal 5 is approved by our stockholders, then subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the Amended 2020 Plan will not exceed 120,411 shares, which is the sum of (adjusted post-reverse splits, as applicable) (i) 2,087 shares originally approved upon the adoption of the 2020 Plan; plus (ii) 2,250 shares added to the 2020 Plan by amendment on September 15, 2022; plus (iii) 37,500 shares added to the 2020 Plan by amendment on September 27, 2024; plus (iv) 100,000 shares added to the 2020 Plan by amendment on December 2, 2025; plus (v) 100,000 new shares; plus (vi) the 2010 Plan’s remaining available reserve as of the effective date of the 2020 Plan; and plus (vii) the number of shares subject to stock options or other awards granted under the Prior Plan that on or after the 2020 Plan became effective, terminate or expire prior to exercise or settlement; are not issued because the award is settled in cash; are forfeited because of the failure to vest; or are reacquired or withheld (or not issued) to satisfy a tax withholding obligation or the purchase or exercise price, if any, as such shares become available from time to time (as further described below in “Description of the Amended 2020 Plan—Shares Available for Awards” and no future grants may be made under the 2010 Plan).

29

Stockholder Approval

If this Proposal 5 is approved by our stockholders, the Amended 2020 Plan will become effective as of the date of the Annual Meeting. In the event that our stockholders do not approve this Proposal 5, the Amended 2020 Plan will not become effective and the 2020 Plan will remain in effect.

Why You Should Vote to Approve the Amended 2020 Plan

Equity Awards Are an Important Part of Our Compensation Philosophy

The Board of Directors believes that the grant of equity awards is a key element underlying our ability to attract, retain and motivate our employees, directors and consultants because of the strong competition for highly trained and experienced individuals among biopharmaceutical companies. Therefore, the Board of Directors believes that the Amended 2020 Plan is in the best interests of our business and our stockholders and unanimously recommends a vote in favor of this Proposal 5.

The Amended 2020 Plan will allow us to continue to utilize equity awards as long-term incentives to secure and retain the services of our employees, directors and consultants, consistent with our compensation philosophy and common compensation practice for our industry. To date, equity awards have been a key aspect of our program to attract and retain key employees, directors and consultants. We believe the use of equity awards strongly aligns the interests of our employees with those of our stockholders by placing a considerable proportion of our employees’ total compensation “at risk” because it is contingent on the appreciation in value of our common stock. In addition, we believe equity awards encourage employee ownership of our common stock and promote retention through the reward of long-term Company performance.

We Carefully Manage the Use of Equity Awards and Dilution is Reasonable

Our compensation philosophy reflects broad-based eligibility for equity awards, and we grant awards to all of our employees. However, we recognize that equity awards dilute existing stockholders, and, therefore, we are mindful to responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, including our “burn rate,” to ensure that we maximize stockholders’ value by granting the appropriate number of equity awards necessary to attract, reward, and retain employees, directors and consultants.

The Size of Our Share Reserve Request is Reasonable

As of August 28, 2026, approximately 26,668 shares remained available for grants of future awards under the 2020 Plan. If stockholder approval of this Proposal 5 is obtained, and subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the Amended 2020 Plan will increase by 100,000 shares. We believe that this number represents a reasonable amount of potential equity dilution and allows the Company to continue to award equity incentives, which are an important component of our overall compensation program.

Vote Required

At the Annual Meeting, the stockholders are being asked to approve the Amended 2020 Plan. The Amended 2020 Plan will be approved if more votes are cast in favor of this proposal than are cast against it. Abstentions and broker non-votes on this proposal will have no effect on the outcome.

Description of the Amended 2020 Plan

The material features of the Amended 2020 Plan are described below. The following description of the Amended 2020 Plan is a summary only and is qualified in its entirety by reference to the complete text of the Amended 2020 Plan. Stockholders are urged to read the actual text of the Amended 2020 Plan in its entirety, which is attached to this Proxy Statement as Appendix A.

30

Purpose

The Amended 2020 Plan is designed to secure and retain the services of our employees, non-employee directors and consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and our affiliates and to provide a means by which such persons may be given an opportunity to benefit from increases in the value of our common stock. The Amended 2020 Plan is also designed to align employees’ interests with stockholder interests.

Successor to 2010 Plan

The Amended 2020 Plan is the successor to the 2010 Plan (also referred to as the “Prior Plan” in this Proposal 5.)

Types of Awards

The terms of the Amended 2020 Plan provide for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other awards.

Shares Available for Awards

Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the Amended 2020 Plan will not exceed 120,411 shares, which is the sum of (adjusted post-reverse splits, as applicable) (i) 2,087 shares originally approved upon the adoption of the 2020 Plan; plus (ii) 2,250 shares added to the 2020 Plan by amendment on September 15, 2022; plus (iii) 37,500 shares added to the 2020 Plan by amendment on September 27, 2024; plus (iv) 100,000 shares added to the 2020 Plan by amendment on December 2, 2025; plus (v) 100,000 new shares; plus (vi) the 2010 Plan’s remaining available reserve as of the effective date of the 2020 Plan; and plus (vii) the number of shares subject to stock options or other awards granted under the Prior Plan that on or after the 2020 Plan became effective, terminate or expire prior to exercise or settlement; are not issued because the award is settled in cash; are forfeited because of the failure to vest; or are reacquired or withheld (or not issued) to satisfy a tax withholding obligation or the purchase or exercise price, if any, as such shares become available from time to time.

Shares issued under our Amended 2020 Plan will be authorized but unissued or reacquired shares of our common stock. Shares subject to awards granted under our Amended 2020 Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, will not reduce the number of shares available for issuance under our Amended 2020 Plan. Additionally, shares issued pursuant to awards under our Amended 2020 Plan that we repurchase or that are forfeited, as well as shares used to pay the exercise price of an award or to satisfy the tax withholding obligations related to an award, will become available for future grant under our Amended 2020 Plan.

Eligibility

Under the terms of the Amended 2020 Plan, all of our (including our affiliates’) employees, non-employee directors and consultants are eligible to participate in the Amended 2020 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the Amended 2020 Plan only to our (including our affiliates’) employees.

31

Administration

The Amended 2020 Plan will be administered by our Compensation Committee or our Board of Directors, which may in turn delegate some or all of the administration of the Amended 2020 Plan to a committee or committees composed of members of the Board of Directors, or the Plan Administrator.

Subject to the terms of the Amended 2020 Plan, the Plan Administrator may determine the recipients, the types of awards to be granted, the number of shares of our common stock subject to or the cash value of awards and the terms and conditions of awards granted under the Amended 2020 Plan, including the period of their exercisability and vesting. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to an award and the exercise or strike price of stock options and stock appreciation rights granted under the Amended 2020 Plan.

The Plan Administrator may also delegate to one or more executive officers the authority to designate employees who are not executive officers to be recipients of certain awards and the number of shares of our common stock subject to such awards. Under any such delegation, the Plan Administrator will specify the total number of shares of our common stock that may be subject to the awards granted by such executive officer. The executive officer may not grant an award to himself or herself.

In addition, subject to the terms of the Amended 2020 Plan, the Plan Administrator also has the power to modify outstanding awards under our Amended 2020 Plan, including the authority to reprice any outstanding option or stock appreciation right, cancel and re-grant any outstanding option or stock appreciation right in exchange for new stock awards, cash or other consideration or take any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any materially adversely affected participant.

Dividends and Dividend Equivalents

The Amended 2020 Plan provides that dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a restricted stock award or restricted stock unit award, as determined by the Board and specified in the Award Agreement.

Stock Options

Stock options may be granted under the Amended 2020 Plan pursuant to stock option agreements. The Amended 2020 Plan permits the grant of stock options that are intended to qualify as incentive stock options, or ISOs, and nonstatutory stock options, or NSOs.

The exercise price of a stock option granted under the Amended 2020 Plan may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant and, in some cases (see “—Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.

The term of stock options granted under the Amended 2020 Plan may not exceed ten years from the date of grant and, in some cases (see “—Limitations on Incentive Stock Options” below), may not exceed five years from the date of grant. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s service relationship with us or any of our affiliates (referred to in this Proposal 5 as “continuous service”) terminates (other than for cause (as defined in the Amended 2020 Plan) or the participant’s death or disability (as defined in the Amended 2020 Plan)), the participant may exercise any vested stock options for up to three months following the participant’s termination of continuous service. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service terminates due to the participant’s disability, the participant may exercise any vested stock options for up to 12 months following the participant’s termination due to the participant’s disability. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service terminates due to the participant’s death (or the participant dies within a specified period following termination of continuous service), the participant’s beneficiary may exercise any vested stock options for up to 18 months following the participant’s death. Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service is terminated for cause, all stock options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, the term of a stock option may be extended if a participant’s continuous service terminates for any reason other than for cause and, at any time during the applicable post-termination exercise period, the exercise of the stock option would be prohibited by applicable laws or the sale of any common stock received upon such exercise would violate our insider trading policy. In no event, however, may a stock option be exercised after its original expiration date.

32

Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the Amended 2020 Plan will be determined by the Plan Administrator and may include payment: (i) by cash, check, bank draft or money order payable to us; (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (iii) by delivery to us of shares of our common stock (either by actual delivery or attestation); (iv) by a net exercise arrangement (for NSOs only); or (v) in other legal consideration approved by the Plan Administrator.

Stock options granted under the Amended 2020 Plan may become exercisable in cumulative increments, or “vest,” as determined by the Plan Administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under the Amended 2020 Plan may be subject to different vesting schedules as the Plan Administrator may determine.

The Plan Administrator may impose limitations on the transferability of stock options granted under the Amended 2020 Plan in its discretion. Generally, a participant may not transfer a stock option granted under the Amended 2020 Plan other than by will or the laws of descent and distribution or, subject to approval by the Plan Administrator, pursuant to a domestic relations order. However, the Plan Administrator may permit transfer of a stock option in a manner that is not prohibited by applicable tax and securities laws. Options may not be transferred to a third-party financial institution for value.

Limitations on Incentive Stock Options

In accordance with current federal tax laws, the aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs.

No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power unless the following conditions are satisfied:

•	the exercise price of the ISO must be at least 110% of the fair market value of the common stock subject to the ISO on the date of grant; and

•	the term of the ISO must not exceed five years from the date of grant.

Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of ISOs under the Amended 2020 Plan is 26,569, which is 150% of the Share Reserve of the Amended 2020 Plan.

Stock Appreciation Rights

Stock appreciation rights may be granted under the Amended 2020 Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock share equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator, but will in no event be less than 100% of the fair market value of the common stock subject to the stock appreciation right on the date of grant. The term of stock appreciation rights granted under the Amended 2020 Plan may not exceed ten years from the date of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of our common stock, in cash, in a combination of cash and stock or in any other form of consideration determined by the Plan Administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the Amended 2020 Plan.

33

Restricted Stock Awards

Restricted stock awards may be granted under the Amended 2020 Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the participant’s services performed for us or any other form of legal consideration acceptable to the Plan Administrator. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to or repurchase by us in accordance with a vesting schedule to be determined by the Plan Administrator. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by us.

Restricted Stock Unit Awards

Restricted stock unit awards may also be granted under the Amended 2020 Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any form of legal consideration acceptable to the Plan Administrator. A restricted stock unit award may be settled by the delivery of shares of our common stock, in cash, in a combination of cash and stock or in any other form of consideration determined by the Plan Administrator and set forth in the restricted stock unit award agreement. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator. Except as otherwise provided in a participant’s restricted stock unit award agreement or other written agreement with us, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Performance Awards

The Amended 2020 Plan allows us to grant performance awards. A performance award is an award that may vest or may be exercised, or that may become earned and paid, contingent upon the attainment of certain performance goals during a performance period. A performance award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period and the measure of whether and to what degree such performance goals have been attained will be determined by the Board of Directors in its discretion. In addition, to the extent permitted by applicable law and the applicable award agreement, the Plan Administrator may determine that cash may be used in payment of performance awards.

Performance goals under the Amended 2020 Plan will be established by the Board of Directors for the performance period based upon performance criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, affiliates or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board of Directors (i) in an award agreement at the time an award is granted or (ii) in such other document setting forth the performance goals at the time the performance goals are established, the Board of Directors will appropriately make adjustments in the method of calculating the attainment of performance goals for a performance period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board of Directors retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of performance goals and to define the manner of calculating the performance criteria it selects to use for such performance period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in an award agreement or the written terms of a performance cash award.

34

Other Awards

Other forms of awards valued in whole or in part by reference to, or otherwise based on, our common stock may be granted either alone or in addition to other awards under the Amended 2020 Plan. Subject to the terms of the Amended 2020 Plan, the Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other awards will be granted, the number of shares of our common stock to be granted and all other terms and conditions of such other awards.

Changes to Capital Structure

In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split or recapitalization, the Plan Administrator will appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of our common stock subject to the Amended 2020 Plan; (ii) the class(es) and maximum number of shares of our common stock that may be issued pursuant to the exercise of ISOs; and (iii) the class(es) and number of shares of our common stock and the exercise, strike or purchase price per share of our common stock subject to outstanding awards.

Corporate Transaction and Change in Control

The Amended 2020 Plan provides that in the event of a corporate transaction, as defined in the Amended 2020 Plan, the following provisions will apply to outstanding stock awards, unless otherwise provided in a stock award agreement or any other written agreement between us and a participant, or unless otherwise expressly provided by the administrator at the time of grant of a stock award:

•	Any stock awards outstanding under the Amended 2020 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the stock award may be assigned to the successor (or its parent company).

•	If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the corporate transaction).

•	If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then any such stock awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.

•	In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, the administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the per share amount payable to holders of common stock in connection with the corporate transaction, over (ii) any per share exercise price payable by such holder provided in the stock award, if applicable. In addition, any escrow, holdback, earnout or similar provisions in the definitive agreement for the corporate transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of common stock.

In addition, the Board has the sole and complete discretion to determine to accelerate vesting and exercisability of all or any awards in the event of a corporate transaction.

35

Under the Amended 2020 Plan, a corporate transaction is generally the consummation of: (1) a sale of all or substantially all of our assets, (2) the sale or disposition of more than 50% of our outstanding securities, (3) a merger or consolidation where we do not survive the transaction or (4) a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction.

A stock award may be subject to additional acceleration of vesting and exercisability upon or after a change in control, as defined in the Amended 2020 Plan, as may be provided in the stock award agreement for such stock award or in any other written agreement between us and a participant, but in the absence of such a provision, no such acceleration will occur.

Plan Amendments and Termination

The Board will have the authority to amend or terminate the Amended 2020 Plan at any time. However, except as otherwise provided in the Amended 2020 Plan, no amendment or termination of the Amended 2020 Plan may materially impair a participant’s rights under his or her outstanding awards without the participant’s consent. We will obtain stockholder approval of any amendment to the Amended 2020 Plan as required by applicable law and listing requirements. No ISOs may be granted after the tenth anniversary of the date the Board approved the Amended 2020 Plan. No awards may be granted under our Amended 2020 Plan while it is suspended or after it is terminated.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the Amended 2020 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired the Amended 2020 Plan. The Amended 2020 Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended, or the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to his or her fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The Amended 2020 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

36

If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the restricted stock award to recognize ordinary income as of the date the recipient receives the restricted stock award, equal to the excess, if any, of the fair market value of the stock on the date the restricted stock award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Restricted Stock Unit Awards

Generally, the recipient of a restricted stock unit award, structured to comply with the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code (including delivery upon achievement of a performance goal), in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

37

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Section 162(m) Limitations

Under Section 162(m) of the Code, compensation paid to any publicly held corporation’s “covered employees” that exceeds $1 million per taxable year for any covered employee is generally non-deductible. Awards granted under the Amended 2020 Plan will be subject to the deduction limit under Section 162(m) of the Code and will not be eligible to qualify for the performance-based compensation exception under Section 162(m) of the Code pursuant to the transition relief provided by the Tax Cuts and Jobs Act.

New Plan Benefits under Amended 2020 Plan

At the present time, no specific determination has been made as to the grant or allocation of future awards under the 2020 Plan. Future grants to our named executive officers are subject to approval of our Board of Directors or the applicable committee. Awards granted under the Amended 2020 Plan to our named executive officers and other employees are discretionary and are not subject to set benefits or amounts under the terms of the Amended 2020 Plan, and other than stated above, our Board of Directors and our Compensation Committee have not granted any awards under the Amended 2020 Plan subject to stockholder approval of this Proposal 6. Accordingly, the benefits or amounts that will be received by or allocated to our named executive officers and other employees under the Amended 2020 Plan are not determinable.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDED 2020 PLAN.

38

PROPOSAL NO. 6 – APPROVAL OF AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 20,000,000 SHARES TO 200,000,000 SHARES

On August 20, 2026, our Board of Directors has unanimously approved, subject to stockholder approval, an amendment to our Articles of Incorporation, as amended (the “Articles”), to increase the number of authorized shares of our common stock, par value $0.001 per share (“Common Stock”), from 20,000,000 shares to 200,000,000 shares (the “Authorized Share Increase”).

If our stockholders approve this Proposal No. 6, the Authorized Share Increase will become effective upon the filing of a Certificate of Amendment to our Articles with the Secretary of State of the State of Nevada, or at such later effective date and time as may be specified in the Certificate of Amendment in accordance with Nevada law. If this Proposal No. 6 is approved, we intend to file the applicable Certificate of Amendment as soon as practicable following the Annual Meeting.

A form of the proposed amendment to our Articles is attached to this Proxy Statement as Appendix B. Stockholders are encouraged to read the proposed amendment in its entirety.

Outstanding Shares and Purpose of the Proposal

Our Articles currently authorize us to issue up to 20,000,000 shares of Common Stock, par value $0.001 per share. As of August 10, 2026, the Record Date for the Annual Meeting, 711,136 shares of Common Stock were issued and outstanding.

In addition to the shares of Common Stock currently outstanding, we are required to maintain shares of Common Stock available for issuance upon the exercise, conversion or settlement of our outstanding warrants, stock options and other equity awards and pursuant to our equity compensation plans. We also expect that we will need to raise additional capital in the future to fund our operations, research and clinical development activities and other working capital requirements.

Our Board of Directors believes that increasing the number of authorized shares of Common Stock is advisable and in the best interests of the Company and our stockholders because it will provide us with additional flexibility to respond to future business and financing needs and opportunities. The additional authorized shares may be used from time to time for purposes determined by our Board of Directors to be advisable, including:

•	raising additional capital through public or private equity financings;
•	issuing shares upon the exercise, conversion or settlement of warrants, convertible securities or other equity-linked securities;
•	providing equity incentives to employees, officers, directors and consultants under our equity compensation plans;
•	financing acquisitions, strategic transactions, collaborations or other business combinations;
•	establishing strategic relationships with third parties; and
•	other general corporate purposes.

The availability of additional authorized shares of Common Stock would allow the Company to pursue these and other opportunities without the delay and expense associated with seeking stockholder approval to increase the number of authorized shares each time additional shares are needed, except where stockholder approval is otherwise required by applicable law, the Nasdaq Listing Rules or the terms of any outstanding securities.

The Company has outstanding warrants and other securities that are exercisable for shares of Common Stock. In addition, as described in Proposal No. 3, the Company is seeking stockholder approval for purposes of Nasdaq Listing Rule 5635(d) for the issuance of shares of Common Stock upon exercise of certain warrants issued in connection with the Company's July 2026 registered public offering. The Authorized Share Increase is not intended to constitute, and stockholder approval of this Proposal No. 6 will not constitute, stockholder approval for purposes of Nasdaq Listing Rule 5635(d) of any issuance for which separate stockholder approval is required under the Nasdaq Listing Rules.

39

Except for shares that may be issued pursuant to outstanding securities, the Company's existing equity compensation plans, the amendment to the 2020 Equity Incentive Plan described in this Proxy Statement and as otherwise described in this Proxy Statement, the Company does not presently have any specific plan, agreement, arrangement or understanding to issue the additional shares of Common Stock that would become available as a result of the Authorized Share Increase.

Authorized Shares and Outstanding or Reserved Shares

The following table provides information regarding our authorized Common Stock and certain outstanding or reserved shares as of August 28, 2026:

Number of Shares
Authorized shares of Common Stock	20,000,000
Shares of Common Stock issued and outstanding	1,604,095
Shares issuable upon exercise of outstanding warrants	1,563,166
Shares issuable upon exercise or settlement of outstanding equity awards	13,223
Shares reserved and available for future awards under our equity compensation plans	26,668
Other shares reserved for issuance, if any	–
Total shares issued, issuable or reserved	3,207,153
Authorized shares not issued or reserved	16,792,848

The amounts in the table reflect, as applicable, the Company's one-for-five reverse stock split effected on July 31, 2026.

If Proposal No. 6 is approved, the number of authorized shares of Common Stock will increase by 180,000,000 shares, from 20,000,000 shares to 200,000,000 shares.

Rights of Additional Authorized Shares

The additional shares of Common Stock authorized by the proposed amendment would be part of the same existing class of Common Stock and would have the same rights and privileges as the shares of Common Stock currently outstanding. The Authorized Share Increase will not change the par value of the Common Stock, which will remain $0.001 per share. Our stockholders do not have preemptive rights with respect to our Common Stock. Accordingly, existing stockholders would not have a preferential right to purchase additional shares of Common Stock that we may issue in the future and, depending upon the amount and circumstances of any such issuance, their percentage ownership and voting power could be reduced. Except as otherwise required by applicable law, the Nasdaq Listing Rules or the terms of any outstanding securities, our Board of Directors generally would be authorized to issue the additional shares of Common Stock without further approval by our stockholders and upon such terms and for such consideration as our Board of Directors determines to be appropriate.

Potential Adverse Effects of the Authorized Share Increase

Approval of the Authorized Share Increase will not, by itself, result in any immediate dilution to our stockholders because no additional shares of Common Stock will be issued solely as a result of the amendment. Future issuances of additional shares of Common Stock, however, could dilute the ownership percentage and voting power of our existing stockholders and, depending upon the circumstances of the issuance, could have a dilutive effect on earnings per share and book value per share. The issuance of additional shares could also affect the market price of our Common Stock. The availability of additional authorized and unissued shares of Common Stock could also, under certain circumstances, have an anti-takeover effect. For example, our Board of Directors could issue additional shares of Common Stock in a manner that could dilute the voting power of a person seeking to acquire control of the Company or increase the number of shares required to obtain control of the Company. Such an issuance could discourage, delay or make more difficult a change in control of the Company or the removal of incumbent management. Although the Authorized Share Increase could have such effects, the proposal is not being submitted in response to any known effort to accumulate shares of our Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to our Board of Directors and our stockholders.

40

Relationship to Proposal No. 7 – Authorization of Preferred Stock

Proposal No. 7 asks our stockholders to approve a separate amendment to our Articles to authorize 20,000,000 shares of preferred stock, par value $0.001 per share, and to authorize our Board of Directors to establish one or more series of preferred stock and determine the designations, powers, preferences, rights, qualifications, limitations and restrictions of each such series. Proposals No. 6 and 7 are separate proposals and are not conditioned upon approval of one another. If both Proposals No. 6 and 7 are approved, the Articles will be amended to authorize an aggregate of 220,000,000 shares of capital stock, consisting of 200,000,000 shares of Common Stock, par value $0.001 per share, and 20,000,000 shares of preferred stock, par value $0.001 per share. If Proposal No. 6 is approved but Proposal No. 7 is not approved, the Articles will be amended to increase the authorized Common Stock from 20,000,000 shares to 200,000,000 shares, but no preferred stock will be authorized. If Proposal No. 7 is approved but Proposal No. 6 is not approved, the Articles will continue to authorize 20,000,000 shares of Common Stock and will be amended to authorize an additional 20,000,000 shares of preferred stock, for an aggregate of 40,000,000 authorized shares of capital stock.

If neither Proposal No. 6 nor Proposal No. 7 is approved, the Company's existing authorized capital structure will remain unchanged.

The Company intends to file with the Secretary of State of the State of Nevada the appropriate Certificate of Amendment reflecting the proposals approved by the stockholders.

Vote Required

Approval of Proposal No. 6 requires the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote at the Annual Meeting. Accordingly, abstentions will have the same effect as votes “AGAINST” Proposal No. 6.

We expect Proposal No. 6 to be considered a “routine” matter under applicable rules governing broker discretionary voting. Accordingly, brokerage firms and other nominees are expected to have discretionary authority to vote shares held in street name on Proposal No. 6 when they have not received voting instructions from the beneficial owner. As a result, we do not expect any broker non-votes with respect to Proposal No. 6. However, the determination as to whether a proposal is considered “routine” or “non-routine” is made under applicable broker voting rules, and such determination may not be made until after the date of this Proxy Statement.

Board Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 6.

41

PROPOSAL NO. 7 – APPROVAL OF AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO AUTHORIZE 20,000,000 SHARES OF PREFERRED STOCK AND AUTHORIZE THE BOARD OF DIRECTORS TO ESTABLISH ONE OR MORE SERIES THEREOF

Background

The Company's Articles of Incorporation, as amended (the “Articles”), currently authorize only shares of the Company's common stock and do not authorize the issuance of any shares of preferred stock. The Board of Directors has unanimously approved, subject to stockholder approval, an amendment to the Articles to authorize 20,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”) and authorize the Board of Directors, without further stockholder approval (except as may otherwise be required by applicable law, the Nasdaq Listing Rules or the terms of any outstanding securities), to establish one or more series of Preferred Stock and to fix the designations, powers, preferences, rights, qualifications, limitations and restrictions of each such series.

A form of the proposed Certificate of Amendment to the Articles is attached to this Proxy Statement as Appendix B. Stockholders are encouraged to read the proposed Certificate of Amendment in its entirety.

Purpose of the Amendment

The Board of Directors believes that authorizing Preferred Stock is advisable and in the best interests of the Company and its stockholders because it will provide the Company with additional flexibility in connection with future financing transactions and corporate activities. The ability to issue Preferred Stock with terms established by the Board of Directors may enhance the Company's ability to:

•	raise additional capital;
•	finance acquisitions, strategic collaborations or other business combinations;
•	establish strategic alliances or joint ventures;
•	attract strategic or institutional investors; and
•	respond more efficiently to changing market conditions and financing opportunities.

The Board of Directors believes that having the ability to establish the terms of one or more series of Preferred Stock without seeking stockholder approval each time such Preferred Stock is proposed to be issued may provide the Company with greater flexibility to respond promptly to financing opportunities and other corporate needs. Any issuance of Preferred Stock would nevertheless remain subject to applicable law, the Nasdaq Listing Rules and the terms of any outstanding securities, including any requirement to obtain stockholder approval of a particular issuance.

Effect of the Amendment

If this Proposal No. 7 is approved, the Articles will be amended to authorize the issuance of up to 20,000,000 shares of Preferred Stock, par value $0.001 per share. The Board of Directors will be authorized to establish one or more series of Preferred Stock and, with respect to each such series, determine the designations, voting powers, dividend rights, conversion rights, liquidation preferences, redemption rights and other relative rights, preferences, qualifications and limitations, all as permitted by Nevada law. The Board of Directors will not be required to obtain additional stockholder approval before authorizing or issuing a series of Preferred Stock unless such approval is required by applicable law, the Nasdaq Listing Rules or the terms of any outstanding securities. Depending on the terms established by the Board of Directors, shares of Preferred Stock could have rights and preferences that are senior to or otherwise different from the rights of holders of Common Stock. The Company has no present plans, agreements or understandings to issue any shares of preferred stock. The proposed amendment is intended to provide the Company with flexibility to respond promptly to future business opportunities should they arise.

Approval of Proposal No. 7 will not, by itself, result in the issuance of any shares of Preferred Stock.

42

Relationship to Proposal No. 6 – Increase in Authorized Common Stock

Proposal No. 6 asks our stockholders to approve a separate amendment to the Articles to increase the number of authorized shares of Common Stock from 20,000,000 shares to 200,000,000 shares. Proposals No. 6 and 7 are separate and independent proposals, and approval of either proposal is not conditioned upon approval of the other.

If both Proposals No. 6 and 7 are approved, the Articles will be amended to authorize an aggregate of 220,000,000 shares of capital stock, consisting of 200,000,000 shares of Common Stock, par value $0.001 per share, and 20,000,000 shares of Preferred Stock, par value $0.001 per share.

If Proposal No. 6 is approved but Proposal No. 7 is not approved, the Articles will be amended to authorize 200,000,000 shares of Common Stock, and no shares of Preferred Stock will be authorized. If Proposal No. 7 is approved but Proposal No. 6 is not approved, the Articles will continue to authorize 20,000,000 shares of Common Stock and will be amended to authorize 20,000,000 shares of Preferred Stock, for an aggregate of 40,000,000 authorized shares of capital stock. If neither Proposal No. 6 nor Proposal No. 7 is approved, the Company's existing authorized capital structure will remain unchanged. The Company intends to file with the Secretary of State of the State of Nevada the appropriate Certificate of Amendment reflecting the proposal or proposals approved by the stockholders.

Potential Effects on Existing Stockholders

The issuance of Preferred Stock could have effects on holders of the Company's common stock, depending upon the rights, preferences and other terms established by the Board of Directors for a particular series of Preferred Stock, including:

•	dilution of voting power or economic interests;
•	the payment of dividends to holders of Preferred Stock before dividends may be paid on the Common Stock;
•	liquidation preferences that would give holders of Preferred Stock priority over holders of Common Stock upon a liquidation, dissolution or winding up of the Company;
•	redemption or other rights that could adversely affect the rights or economic interests of holders of Common Stock; and
•	the issuance of Preferred Stock with voting or other rights that could make it more difficult for a third party to acquire control of the Company.

Although the Board of Directors has no present intention of issuing preferred stock for anti-takeover purposes, the authority to issue preferred stock could, under certain circumstances, have the effect of discouraging or delaying a change in control of the Company or making the removal of management more difficult.

Vote Required

Approval of Proposal No. 7 requires the affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock entitled to vote at the Annual Meeting. Accordingly, abstentions and broker non-votes will have the same effect as votes “AGAINST” Proposal No. 7.

Board Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 7.

43

PROPOSAL NO. 8 – APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), OF THE ISSUANCE OF SHARES OF COMMON STOCK OR SECURITIES CONVERTIBLE INTO OR EXERCISABLE FOR COMMON STOCK IN CONNECTION WITH ONE OR MORE FUTURE PRIVATE FINANCING TRANSACTIONS

Background

The Board of Directors believes that maintaining the Company's financial flexibility is important to its ability to execute its business strategy and pursue financing opportunities as they arise. From time to time, the Company may seek to raise additional capital through one or more private financing transactions involving the issuance of shares of the Company's common stock, par value $0.001 per share (“Common Stock”), or securities convertible into or exercisable for shares of Common Stock, including preferred stock, convertible securities, warrants or other equity-linked securities. The Company has not entered into any definitive agreement with respect to any such future financing transaction, and the Company is not asking stockholders to approve any specific financing transaction pursuant to this Proposal No. 8.

Nasdaq Listing Rule 5635(d)

The Company's Common Stock is listed on The Nasdaq Capital Market and, accordingly, the Company is subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635(d) generally requires stockholder approval prior to the issuance of shares of common stock, or securities convertible into or exercisable for shares of common stock, in a transaction other than a public offering if the number of shares of Common Stock issued (or issuable upon conversion or exercise of such securities) equals or exceeds 20% of the Company's outstanding Common Stock or voting power outstanding before the issuance at a price less than the “Minimum Price,” as defined in Nasdaq Listing Rule 5635(d).

The Board of Directors believes it is advisable to obtain stockholder approval in advance so that the Company may complete one or more future financing transactions, if appropriate, without the delay, expense and uncertainty associated with convening a special meeting of stockholders to obtain stockholder approval after a financing opportunity has arisen.

Purpose of the Proposal

The Board believes that obtaining stockholder approval now will provide the Company with the flexibility to access the capital markets efficiently and to negotiate financing transactions from a stronger position.

If approved, this Proposal No. 8 will authorize the Company, during the period ending three months following the Annual Meeting, to issue shares of Common Stock or securities convertible into or exercisable for Common Stock in one or more private financing transactions, subject to the following limitations:

•	the aggregate number of shares of Common Stock issued, or issuable upon conversion or exercise of the securities issued, shall not exceed 5,000,000 shares;
•	the aggregate gross proceeds received by the Company shall not exceed $5,000,000;
•	the purchase price, conversion price or exercise price, as applicable, shall not be less than 70% of the Minimum Price applicable to the transaction, representing a maximum discount of 30% to the Minimum Price;
•	the proceeds of any such financing transaction shall be used for working capital, research and development, clinical development, commercialization activities, strategic collaborations, acquisitions or other general corporate purposes.

Any financing transaction completed pursuant to this Proposal No. 8 will remain subject to the approval of the Board of Directors (or a duly authorized committee thereof), which will determine whether the proposed transaction is in the best interests of the Company and its stockholders.

44

Potential Effects of Approval

If Proposal No. 8 is approved and the Company subsequently completes one or more financing transactions, existing stockholders may experience dilution of their ownership interests and voting power. The number of shares ultimately issued, the purchase price, the identity of any investors and the other terms of any future financing transaction will depend on market conditions and the Company's capital needs at the time of the transaction.

Consequences if Proposal No. 8 Is Not Approved

If Proposal No. 8 is not approved and the Company identifies a financing transaction that requires stockholder approval under Nasdaq Listing Rule 5635(d), the Company may be unable to complete the transaction on a timely basis or at all. In such event, the Company may be required to seek alternative financing arrangements, which may not be available on favorable terms or at all, or may be required to incur additional costs and delays to obtain stockholder approval at a future meeting.

Vote Required

Proposal No. 8 will be approved if the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal. Abstentions and broker non-votes will not be counted as votes cast and therefore will have no effect on the outcome of Proposal No. 8.

Board Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 8.

45

PROPOSAL NO. 9 – APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), OF THE ISSUANCE OF SHARES OF COMMON STOCK IN CONNECTION WITH ONE OR MORE FUTURE WARRANT EXERCISE INDUCEMENT TRANSACTIONS

Background

From time to time, the Company may determine that it is advisable and in the best interests of the Company and its stockholders to seek to raise additional capital by encouraging holders of the Company's outstanding warrants to exercise such warrants for cash. In connection with any such warrant exercise inducement transaction, the Company may agree to reduce the exercise price of certain outstanding warrants and/or issue to participating warrant holders new warrants or other securities exercisable for or convertible into shares of the Company's common stock, par value $0.001 per share (“Common Stock”), as an inducement to the holders to exercise their outstanding warrants for cash (each, a “Warrant Inducement Transaction”).

As of the date of this Proxy Statement, the Company has not entered into any agreement, arrangement or understanding with any holder of its outstanding warrants with respect to a Warrant Inducement Transaction, and the Company is not asking stockholders to approve any specific Warrant Inducement Transaction. Accordingly, the terms of any future Warrant Inducement Transaction, including the outstanding warrants that may be subject to the transaction, the number of warrants that may be exercised, any reduced exercise price, the amount of cash proceeds to be received by the Company, the number and terms of any new warrants or other securities that may be issued as an inducement, and the number of shares of Common Stock that may ultimately be issued, have not been determined and will depend on market conditions and negotiations with warrant holders at the time of any such transaction.

The Board of Directors believes that obtaining stockholder approval in advance may provide the Company with additional flexibility to pursue a Warrant Inducement Transaction promptly if the Board determines that such a transaction would provide an attractive opportunity to raise capital.

Nasdaq Listing Rule 5635(d)

The Company's Common Stock is listed on The Nasdaq Capital Market and, accordingly, the Company is subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635(d) generally requires stockholder approval prior to the issuance of Common Stock, or securities convertible into or exercisable for Common Stock, in a transaction other than a public offering if the number of shares of Common Stock issued or potentially issuable equals or exceeds 20% of the Company's outstanding Common Stock or voting power outstanding before the issuance and the issuance is at a price less than the “Minimum Price,” as defined in Nasdaq Listing Rule 5635(d).

A Warrant Inducement Transaction could involve a reduction in the exercise price of outstanding warrants to a price below the applicable Minimum Price and/or the issuance of new warrants or other securities that, when aggregated with the shares issuable upon exercise of the outstanding warrants subject to the inducement, could result in the issuance or potential issuance of 20% or more of the Company's outstanding Common Stock or voting power. Accordingly, the Company is seeking stockholder approval under Nasdaq Listing Rule 5635(d) in advance of any such Warrant Inducement Transaction.

Purpose of the Proposal

The Board believes that obtaining stockholder approval now will provide the Company with greater flexibility to negotiate and consummate a Warrant Inducement Transaction if an appropriate opportunity arises. Warrant inducement transactions can provide a company with an opportunity to receive cash proceeds from the exercise of outstanding warrants while providing warrant holders with an incentive to exercise warrants that they might not otherwise exercise.

46

If this Proposal No. 9 is approved, the Company would be authorized, for purposes of Nasdaq Listing Rule 5635(d), during the period ending six months following the Annual Meeting, to enter into one or more Warrant Inducement Transactions pursuant to which the Company may (i) reduce the exercise price of outstanding warrants, including to a price below the applicable Minimum Price, and/or (ii) issue new warrants or other securities exercisable for or convertible into Common Stock as an inducement to the holders of outstanding warrants to exercise such warrants for cash, subject to an aggregate maximum issuance of 5,000,000 shares of Common Stock, including shares issuable upon exercise or conversion of any securities issued in connection with such Warrant Inducement Transactions.

The Company has not determined whether it will enter into any Warrant Inducement Transaction. Any such transaction would remain subject to approval by the Board of Directors or a duly authorized committee thereof, which would determine the terms of the transaction and whether entering into the transaction is in the best interests of the Company and its stockholders.

Because no Warrant Inducement Transaction has been negotiated or agreed upon, the Company cannot presently determine the exercise price of any warrants that may be subject to an inducement, the amount of any reduction in exercise price, the number or terms of any new warrants or other securities that may be issued, the identity or number of participating warrant holders, the amount of proceeds the Company may receive or the number of shares of Common Stock that may ultimately be issued, subject to the maximum authorization described above.

Potential Effects of Approval

If Proposal No. 9 is approved and the Company subsequently consummates a Warrant Inducement Transaction, the issuance of shares of Common Stock upon exercise of outstanding warrants and any new warrants or other securities issued in connection with the transaction could result in substantial dilution to the Company's existing stockholders. Such dilution could reduce existing stockholders' proportionate ownership and voting interests in the Company and could adversely affect the market price of the Common Stock.

The extent of any dilution cannot presently be determined because the Company has not entered into any Warrant Inducement Transaction and the terms of any such transaction have not been established. The actual dilutive effect would depend on, among other things, the number of outstanding warrants exercised, the exercise price paid by participating holders, the number and terms of any new warrants or other securities issued as an inducement and the market price of the Common Stock at the time of the transaction.

Any new warrants or other securities issued in a Warrant Inducement Transaction may also result in additional dilution if and when such securities are exercised or converted. The existence of additional outstanding warrants or other convertible or exercisable securities may also create an overhang on the market for the Common Stock and could adversely affect the market price of the Common Stock.

Potential Benefits of Approval

Approval of Proposal No. 9 would provide the Company with flexibility to pursue a Warrant Inducement Transaction without the delay and expense associated with seeking stockholder approval after the terms of a potential transaction have been negotiated. Depending on market conditions and the terms ultimately negotiated, a Warrant Inducement Transaction could provide the Company with additional cash proceeds from the exercise of outstanding warrants and improve the Company's liquidity and capital resources.

There can be no assurance, however, that the Company will enter into a Warrant Inducement Transaction, that holders of outstanding warrants will agree to participate in any such transaction, or that any such transaction will generate a particular amount of proceeds.

47

Consequences if Proposal No. 9 Is Not Approved

If Proposal No. 9 is not approved, the Company would not have the advance stockholder approval contemplated by this Proposal for a future Warrant Inducement Transaction. If the Company subsequently determines that a Warrant Inducement Transaction would require stockholder approval under Nasdaq Listing Rule 5635(d), the Company may be required to structure the transaction so that stockholder approval is not required or seek stockholder approval at a future annual or special meeting before consummating the transaction. The requirement to obtain stockholder approval at that time could result in additional expense and delay and could prevent the Company from pursuing a Warrant Inducement Transaction when market conditions are favorable. There can be no assurance that an alternative financing transaction would be available on favorable terms or at all.

Vote Required

Proposal No. 9 will be approved if the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal. Abstentions and broker non-votes will not be counted as votes cast and therefore will have no effect on the outcome of Proposal No. 9.

Board Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 9.

48

PROPOSAL NO. 10 – ADJOURNMENT OF THE ANNUAL MEETING

Our stockholders may be asked to consider and act upon one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any of the proposals set forth in this Proxy Statement.

If a quorum is not present at the Annual Meeting, our stockholders may be asked to vote on the proposal to adjourn the Annual Meeting to solicit additional proxies. If a quorum is present at the Annual Meeting, but there are not sufficient votes at the time of the Annual Meeting to approve any of the foregoing proposals, our stockholders may also be asked to vote on the proposal to approve the adjournment of the Annual Meeting to permit further solicitation of proxies in favor of any of the proposals.

If the adjournment proposal is submitted for a vote at the Annual Meeting, and if our stockholders vote to approve the adjournment proposal, the Annual Meeting may be adjourned to another place, or a later date or dates, to enable us to solicit additional proxies in favor of any of the proposals. If the adjournment proposal is approved, and the Annual Meeting is adjourned, we will use the additional time to solicit additional proxies in favor of the relevant proposals to be presented at the Annual Meeting, including the solicitation of proxies from stockholders that have previously voted against any of the proposals.

Our Board of Directors believes that, if the number of shares of our common stock voting in favor of any of the proposals at the Annual Meeting is insufficient to approve such proposals, it is in the best interests of our stockholders to enable us, if we so choose and for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of such proposals. Any signed proxies received by us in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. If the Annual Meeting is adjourned, the time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting, as adjourned or postponed.

This proposal will be approved if more votes are cast in favor of this proposal than are cast against it. Abstentions and broker non-votes on this proposal will have no effect on the outcome.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE FOREGOING PROPOSALS.

OTHER MATTERS

Our Board of Directors does not know of any matters to be brought before the Annual Meeting other than those referred to in this Proxy Statement. If any matters that are not specifically set forth in this Proxy Statement properly come before the Annual Meeting, the persons designated as proxies will vote thereon in accordance with their best judgment.

49

APPENDIX A

2020 EQUITY INCENTIVE PLAN

Aethlon Medical, Inc.

2020 Equity Incentive Plan

Adopted by the Board of Directors: February 6, 2020

Approved by the Stockholders: September 15, 2020

Amended by the Board: March 24, 2022

Amended by the Board: July 15, 2022

Approved by the Stockholders: September 15, 2022

Amended by the Board: August 6, 2024

Approved by the Stockholders: September 27, 2024

Amended by the Board: December 3, 2025

Approved by the Stockholders: February 19, 2026

Amended by the Board: August 11, 2026

Approved by the Stockholders: [__]

50

A-i

7	ADMINISTRATION.		9
	(a)	Administration by Board	9
	(b)	Powers of Board	9
	(c)	Delegation to Committee	10
	(d)	Effect of Board’s Decision	10
	(e)	Delegation to an Officer	10

8	TAX WITHHOLDING		11
	(a)	Withholding Authorization	11
	(b)	Satisfaction of Withholding Obligation	11
	(c)	No Obligation to Notify or Minimize Taxes; No Liability to Claims	11
	(d)	Withholding Indemnification	11

9	MISCELLANEOUS.		11
	(a)	Source of Shares	11
	(b)	Use of Proceeds from Sales of Common Stock	11
	(c)	Corporate Action Constituting Grant of Awards	12
	(d)	Stockholder Rights	12
	(e)	No Employment or Other Service Rights	12
	(f)	Change in Time Commitment	12
	(g)	Execution of Additional Documents	12
	(h)	Electronic Delivery and Participation	12
	(i)	Clawback/Recovery	13
	(j)	Securities Law Compliance	13
	(k)	Transfer or Assignment of Awards; Issued Shares	13
	(l)	Effect on Other Employee Benefit Plans	13
	(m)	Deferrals	13
	(n)	Section 409A	13
	(o)	Choice of Law	13

10	COVENANTS OF THE COMPANY.		14
	(a)	Compliance with Law	14

11	ADDITIONAL RULES FOR AWARDS SUBJECT TO SECTION 409A.		14
	(a)	Application	14
	(b)	Non-Exempt Awards Subject to Non-Exempt Severance Arrangements	14
	(c)	Treatment of Non-Exempt Awards Upon a Corporate Transaction for Employees and Consultants	15
	(d)	Treatment of Non-Exempt Awards Upon a Corporate Transaction for Non-Employee Directors	16

12	SEVERABILITY.		17

13	TERMINATION OF THE PLAN.		17

A-ii

14	DEFINITIONS.		17
	(a)	“Acquiring Entity”	17
	(b)	“Adoption Date”	17
	(c)	“Affiliate”	17
	(d)	“Applicable Law”	17
	(e)	“Award”	17
	(f)	“Award Agreement”	17
	(g)	“Board”	18
	(h)	“Capitalization Adjustment”	18
	(i)	“Cause”	18
	(j)	“Change in Control” or “Change of Control”	18
	(k)	“Code”	19
	(l)	“Committee”	19
	(m)	“Common Stock”	19
	(n)	“Company”	19
	(o)	“Compensation Committee”	19
	(p)	“Consultant”	19
	(q)	“Continuous Service”	19
	(r)	“Corporate Transaction”	20
	(s)	“Director”	20
	(t)	“determine” or “determined”	20
	(u)	“Disability”	20
	(v)	“Effective Date”	20
	(w)	“Employee”	20
	(x)	“Employer”	20
	(y)	“Entity”	20
	(z)	“Exchange Act”	20
	(aa)	“Exchange Act Person”	20
	(bb)	“Fair Market Value”	21
	(cc)	“Governmental Body”	21
	(dd)	“Grant Notice”	21
	(ee)	“Incentive Stock Option”	21
	(ff)	“Materially Impair”	21
	(gg)	“Non-Employee Director”	21
	(hh)	“Non-Exempt Award”	21
	(ii)	“Non-Exempt Director Award”	22
	(jj)	“Non-Exempt Severance Arrangement”	22
	(kk)	“Nonstatutory Stock Option”	22
	(ll)	“Officer”	22
	(mm)	“Option”	22
	(nn)	“Option Agreement”	22
	(oo)	“Optionholder”	22
	(pp)	“Other Award”	22
	(qq)	“Other Award Agreement”	22

A-iii

(rr)	“Own,” “Owned,” “Owner,” “Ownership”	22
(ss)	“Participant”	22
(tt)	“Performance Award”	22
(uu)	“Performance Criteria”	23
(vv)	“Performance Goals”	23
(ww)	“Performance Period”	23
(xx)	“Plan”	23
(yy)	“Plan Administrator”	23
(zz)	“Post-Termination Exercise Period”	23
(aaa)	“Prior Plan’s Available Reserve”	23
(bbb)	“Prior Plan”	23
(ccc)	“Prospectus”	23
(ddd)	“Restricted Stock Award” or “RSA”	23
(eee)	“Restricted Stock Award Agreement”	24
(fff)	“Returning Shares”	24
(ggg)	“RSU Award” or “RSU”	24
(hhh)	“RSU Award Agreement”	24
(iii)	“Rule 16b-3”	24
(jjj)	“Rule 405”	24
(kkk)	“Section 409A”	24
(lll)	“Section 409A Change in Control”	24
(mmm)	“Securities Act”	24
(nnn)	“Share Reserve”	24
(ooo)	“Stock Appreciation Right” or “SAR”	24
(ppp)	“SAR Agreement”	24
(qqq)	“Subsidiary”	24
(rrr)	“Ten Percent Stockholder”	25
(sss)	“Trading Policy”	25
(ttt)	“Unvested Non-Exempt Award”	25
(uuu)	“Vested Non-Exempt Award”	25

A-iv

AETHLON MEDICAL, INC.

2020 EQUITY INCENTIVE PLAN

1. GENERAL.

(a) Successor to and Continuation of Prior Plan. The Plan is the successor to and continuation of the Prior Plan. As of the Effective Date, (i) no additional awards may be granted under the Prior Plan; (ii) the Prior Plan’s Available Reserve plus any Returning Shares will become available for issuance pursuant to Awards granted under this Plan; and (iii) all outstanding awards granted under the Prior Plan will remain subject to the terms of the Prior Plan (except to the extent such outstanding awards result in Returning Shares that become available for issuance pursuant to Awards granted under this Plan). All Awards granted under this Plan will be subject to the terms of this Plan.

(b) Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.

(c) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.

(d) Adoption Date. The Plan will come into existence on the Adoption Date. No Award may be granted under the Plan prior to the Adoption Date. Any Award granted prior to the Effective Date is contingent upon timely receipt of stockholder approval to the extent required under applicable tax, securities and regulatory rules, and satisfaction of any other compliance requirements.

2. SHARES SUBJECT TO THE PLAN.

(a) Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 120,411 shares, which is the sum of (adjusted post-reverse splits, as applicable) (i) 2,087 shares originally approved upon the adoption of the 2020 Plan; plus (ii) 2,250 shares added to the 2020 Plan by amendment on September 15, 2022; plus (iii) 37,500 shares added to the 2020 Plan by amendment on September 27, 2024; plus (iv) 100,000 shares added to the 2020 Plan by amendment on December 2, 2025; plus (v) 100,000 new shares; plus (vi) the 2010 Plan’s remaining available reserve as of the effective date of the 2020 Plan; and plus (vii) the number of shares subject to stock options or other awards granted under the Prior Plan that on or after the 2020 Plan became effective, terminate or expire prior to exercise or settlement; are not issued because the award is settled in cash; are forfeited because of the failure to vest; or are reacquired or withheld (or not issued) to satisfy a tax withholding obligation or the purchase or exercise price, if any, as such shares become available from time to time.

(b) Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 150% of the Share Reserve.

(c) Share Reserve Operation.

(i) Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan

A-1

(ii) Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued, (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock), (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.

(iii) Reversion of Previously Issued Shares of Common Stock to Share Reserve. The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares; (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award; and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.

3. ELIGIBILITY AND LIMITATIONS.

(a) Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.

(b) Specific Award Limitations.

(i)	Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).

(ii)	Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(iii)	Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.

(iii)	Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A.

(c) Aggregate Incentive Stock Option Limit. The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(b).

A-2

4. OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(a) Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.

(b) Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.

(c) Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:

(i)	by cash or check, bank draft or money order payable to the Company;

(ii)	pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;

(iii)	by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;

(iv)	if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or

(v)	in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.

A-3

(d) Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.

(e) Transferability. Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:

(i)	Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.

(ii)	Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.

(f) Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.

(g) Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.

(h) Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):

(i)	three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);

(ii)	12 months following the date of such termination if such termination is due to the Participant’s Disability;

A-4

(iii)	18 months following the date of such termination if such termination is due to the Participant’s death; or

(iv)	18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).

Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.

(i) Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).

(j) Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.

(k) Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.

5. AWARDS OTHER THAN OPTIONS AND STOCK APPRECIATION RIGHTS.

(a) Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(i)	Form of Award.

(1)	RSAs: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.

A-5

(2)	RSUs: A RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of a RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).

(ii)	Consideration.

(1)	RSA: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of consideration (including future services) as the Board may determine and permissible under Applicable Law.

(2)	RSU: Unless otherwise determined by the Board at the time of grant, a RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.

(iii)	Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.

(iv)	Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (i) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and (ii) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.

(v)	Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement.

(vi)	Settlement of RSU Awards. A RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.

A-6

(b) Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.

(c) Other Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.

6. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan pursuant to Section 2(a), (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(a), and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.

(b) Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.

(i)	Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.

A-7

(ii)	Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction. With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction.

(iii)	Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv)	Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.

(d) Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.

(e) No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

A-8

7. ADMINISTRATION.

(a) Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.

(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)	To determine from time to time (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; and (6) the Fair Market Value applicable to an Award.

(ii)	To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.

(iii)	To settle all controversies regarding the Plan and Awards granted under it.

(iv)	To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.

(v)	To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Corporate Transaction, for reasons of administrative convenience.

(vi)	To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vii)	To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(viii)	To submit any amendment to the Plan for stockholder approval.

(ix)	To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

A-9

(x)	Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(xi)	To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction).

(xii)	To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.

(c)	Delegation to Committee.

(i)	General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii)	Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.

(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(e) Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.

A-10

8. TAX WITHHOLDING

(a) Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agree to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.

(b) Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board, or (vi) by such other method as may be set forth in the Award Agreement.

(c) No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.

(d) Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.

9. MISCELLANEOUS.

(a) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

(b) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

A-11

(c) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(d) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.

(e) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.

(f) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(g) Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.

(h) Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

A-12

(i) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntary terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

(j) Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.

(k) Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.

(l) Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

(m) Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals by will be made in accordance with the requirements of Section 409A.

(n) Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(o) Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to conflict of law principles that would result in any application of any law other than the law of the State of California.

A-13

10. COVENANTS OF THE COMPANY.

(a) Compliance with Law. The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.

11. ADDITIONAL RULES FOR AWARDS SUBJECT TO SECTION 409A.

(a) Application. Unless the provisions of this Section of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.

(b) Non-Exempt Awards Subject to Non-Exempt Severance Arrangements. To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection (b) apply.

(i)	If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date, or (ii) the 60th day that follows the applicable vesting date.

(ii)	If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.

(iv)	If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409A-3(a)(4).

A-14

(c) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Employees and Consultants. The provisions of this subsection (c) shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Corporate Transaction if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.

(i)	Vested Non-Exempt Awards. The following provisions shall apply to any Vested Non-Exempt Award in connection with a Corporate Transaction:

(1)	If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change in Control the settlement of the Vested Non-Exempt Award will automatically be accelerated and the shares will be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant will receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control.

(2)	If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Corporate Transaction.

(ii)	Unvested Non-Exempt Awards. The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to subsection (e) of this Section

(1)	In the event of a Corporate Transaction, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Corporate Transaction.

(2)	If the Acquiring Entity will not assume, substitute or continue any Unvested Non-Exempt Award in connection with a Corporate Transaction, then such Award shall automatically terminate and be forfeited upon the Corporate Transaction with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Corporate Transaction, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in subsection 11(e)(ii) below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity will not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Corporate Transaction.

A-15

(3)	The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Corporate Transaction, and regardless of whether or not such Corporate Transaction is also a Section 409A Change in Control.

(d) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Non-Employee Directors. The following provisions of this subsection (d) shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Corporate Transaction.

(i)	If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change in Control the vesting and settlement of any Non-Exempt Director Award will automatically be accelerated and the shares will be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant will instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control pursuant to the preceding provision.

(ii)	If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Corporate Transaction.

If the RSU Award is a Non-Exempt Award, then the provisions in this Section 11(e) shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:

(i)	Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.

(ii)	The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in Treasury Regulations Section 1.409A-3(j)(4)(ix).

(iii)	To the extent the terms of any Non-Exempt Award provide that it will be settled upon a Change in Control or Corporate Transaction, to the extent it is required for compliance with the requirements of Section 409A, the Change in Control or Corporate Transaction event triggering settlement must also constitute a Section 409A Change in Control. To the extent the terms of a Non-Exempt Award provides that it will be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation From Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation From Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.

A-16

(iv)	The provisions in this subsection (e) for delivery of the shares in respect of the settlement of a RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.

12. SEVERABILITY.

If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

13. TERMINATION OF THE PLAN.

The Board may suspend or terminate the Plan at any time.

No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the Effective Date.

No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

14. DEFINITIONS.

As used in the Plan, the following definitions apply to the capitalized terms indicated below:

(a) “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.

(b) “Adoption Date” means the date the Plan, as amended, is approved by the Board.

(c) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(d) “Applicable Law” means shall mean any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).

(e) “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a RSU Award, a SAR, a Performance Award or any Other Award).

(f) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided to a Participant along with the Grant Notice.

A-17

(g) “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.

(h) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(i) “Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (ii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iii) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (iv) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(j) “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events; provided, however, to the extent necessary to avoid adverse personal income tax consequences to the Participant in connection with an Award, also constitutes a Section 409A Change in Control:

(i)	any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii)	there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

A-18

(iii)	the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur, except for a liquidation into a parent corporation;

(iv)	there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v)	individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(k) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(l) “Committee” means the Compensation Committee and any other committee of Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.

(m) “Common Stock” means the common stock of the Company.

(n) “Company” means Aethlon Medical, Inc., a Nevada corporation.

(o) “Compensation Committee” means the Compensation Committee of the Board.

(p) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(q) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

A-19

(r) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)	a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;

(ii)	a sale or other disposition of at least 50% of the outstanding securities of the Company;

(iii)	a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)	a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(s) “Director” means a member of the Board.

(t) “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.

(u) “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(v) “Effective Date” means the date of the annual meeting of stockholders of the Company held in 2022 provided this Plan is approved by the Company’s stockholders at such meeting.

(w) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(x) “Employer” means the Company or the Affiliate of the Company that employs the Participant.

(y) “Entity” means a corporation, partnership, limited liability company or other entity.

(z) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(aa) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

A-20

(bb) “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:

(i)	If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii)	If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii)	In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(cc) “Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).

(dd) “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.

(ee) “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(ff) “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option that may be exercised, (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.

(gg) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(hh) “Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company, (ii) the terms of any Non-Exempt Severance Agreement.

A-21

(ii) “Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.

(jj) “Non-Exempt Severance Arrangement” means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code) (and without regard to any alternative definition thereunder) (“Separation from Service”) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.

(kk) “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.

(ll) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(mm) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(nn)“Option Agreement” means a written agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.

(oo) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(pp) “Other Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 5(c).

(qq) “Other Award Agreement” means a written agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.

(rr) “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ss) “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(tt) “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.

A-22

(uu) “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any measure of performance selected by the Board.

(vv) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Cash Award.

(ww) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(xx) “Plan” means this Aethlon Medical, Inc. 2020 Equity Incentive Plan.

(yy) “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs.

(zz) “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).

(aaa) “Prior Plan’s Available Reserve” means the number of shares available for the grant of new awards under the Prior Plan as of immediately prior to the Effective Date.

(bbb) “Prior Plan” means the Aethlon Medical, Inc. Amended 2010 Stock Incentive Plan.

(ccc) “Prospectus” means the document containing the Plan information specified in Section 10(a) of the Securities Act.

(ddd) “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

A-23

(eee) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(fff) “Returning Shares” means shares subject to outstanding stock awards granted under the Prior Plan and that following the Effective Date: (A) are not issued because such stock award or any portion thereof expires or otherwise terminates without all of the shares covered by such stock award having been issued; (B) are not issued because such stock award or any portion thereof is settled in cash; (C) are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; (D) are withheld or reacquired to satisfy the exercise, strike or purchase price; or (E) are withheld or reacquired to satisfy a tax withholding obligation.

(ggg) “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(hhh) “RSU Award Agreement” means a written agreement between the Company and a holder of a RSU Award evidencing the terms and conditions of a RSU Award grant. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.

(iii) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(jjj) “Rule 405” means Rule 405 promulgated under the Securities Act.

(kkk) “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.

(lll) “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(mmm) “Securities Act” means the Securities Act of 1933, as amended.

(nnn) “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).

(ooo) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.

(ppp) “SAR Agreement” means a written agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.

(qqq) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

A-24

(rrr) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

(sss) “Trading Policy” means the Company’s Pre-Clearance Policy permitting officers, directors and other employees to buy or sell Company shares on the open market only after pre-clearance, as set forth in the policy, subject to the terms of the Pre-Clearance Policy, as in effect from time to time.

(ttt) “Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Corporate Transaction.

(uuu) “Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Corporate Transaction.

A-25

APPENDIX B

FRANCISCO V. AGUILAR Secretary of State 401 North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 5708 Website: www.nvsos.gov Profit Corporation: Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390) Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403) Officer's Statement (PURSUANT TO NRS 80.030) TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT Name of entity as on file with the Nevada Secretary of State: Aethlon Medical, Inc. Entity or Nevada Business Identification Number (NVID): NV19911022343 1. Entity information: Certificate to Accompany Restated Articles or Amended and Restated Articles Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type. 2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only , complete section 1,2 3, 5 and 6) Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two - thirds of the following: (Check only one box) incorporators board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued 3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.) Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: [ ] Or No action by stockholders is required, name change only. Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: Jurisdiction of formation: Changes to takes the following effect: The entity name has been amended. Dissolution The purpose of the entity has been amended. Merger The authorized shares have been amended. Conversion Other: (specify changes) * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation. This form must be accompanied by appropriate fees. Page 1 of 2 Revised: 9/1/2023 NV011 - 11/1/2023 Wolters Kluwer Online

B-1

FRANCISCO V. AGUILAR Secretary of State 401 North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 5708 Website: www.nvsos.gov 4 T 5 C c 6 ( Profit Corporation: Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390) Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403) Officer's Statement (PURSUANT TO NRS 80.030) Date: Time: (must not be later than 90 days after the certificate is filed) . Effective Date and ime: (Optional) Changes to takes the following effect: The entity name has been amended. The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) The purpose of the entity has been amended. The authorized shares have been amended. The directors, managers or general partners have been amended. IRS tax language has been added. Articles have been added. Articles have been deleted. Other. The articles have been amended as follows: (provide article numbers, if available) Article V is amended as set forth below. (attach additional page(s) if necessary) . Information Being hanged: (Domestic orporations only) x CEO and CFO Signature of Officer or Authorized Signer Title x Signature of Officer or Authorized Signer Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof. . Signature: Required) Please include any required or optional information in space below: (attach additional page(s) if necessary) Article V of the Articles of Incorporation of the Aethlon Medical, Inc., as amended is amended as follows: “Article V – Capital Stock (a) Authorized Shares. The aggregate number of shares of capital stock that the Corporation will have authority to issue is one hundred twenty million (120,000,000) shares, of which one hundred million (100,000,000) shares will be designated common stock, par value $0.001 per share (the “Common Stock”), and twenty million (20,000,000) shares will be designated blank check preferred stock, par value $0.001 per share (the “Preferred Stock”). (Continued on Additional Pages.) This form must be accompanied by appropriate fees. Page 2 of 2 Revised: 9/1/2023 NV011 - 11/1/2023 Wolters Kluwer Online

B-2

Additional Pages to Certificate of Amendment of Aethlon Medical, Inc.

Article V (continued below.)

The holders of the Common Stock shall have one (1) vote per share on each matter submitted to a vote of stockholders. Each share of Common Stock shall be entitled to the same dividend and liquidation rights. The capital stock of the Corporation, after the amount of the subscription price has been paid, shall never be assessable, or assessed to pay debts of the Corporation.

(b) Blank Check Preferred Stock. The Board of Directors is authorized, subject to the limitations prescribed in this Article V, to provide for the issuance of the shares of blank check preferred stock in series, and by filing a certificate pursuant to the applicable law of the State of Nevada, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series of Preferred Stock will include, but not be limited to, the rights to determine the following:

(i)	The number of shares constituting that series of Preferred Stock and the distinctive designation of that series, which may be a distinguishing number, letter or title;
(ii)	The dividend rate on the shares of that series of Preferred Stock, whether dividends will be cumulative, and if so, from which date(s), and the relative rights of priority, if any, of payment of dividends on shares of that series;
(iii)	Whether that series of Preferred Stock will have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;
(iv)	Whether that series of Preferred Stock will have conversion privileges and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors determines;
(v)	Whether or not the shares of that series of Preferred Stock will be redeemable and, if so, the terms and conditions of such redemption, including the date or date upon or after which they are redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;
(vi)	Whether that series of Preferred Stock will have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms and amount of such sinking fund;
(vii)	The rights of the shares of that series of Preferred Stock in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and
(viii)	Any other relative rights, preferences, and limitations of that series of Preferred Stock.

Each series of serial Preferred Stock, in preference to the Common Stock, will be entitled to dividends from funds or other assets legally available therefore, at such rates, payable at such times and cumulative to the extent as may be fixed by the Board of Directors of the Corporation pursuant to the authority herein conferred upon it. In the event of dissolution or liquidation of the Corporation, voluntary or involuntary, the holders of serial Preferred Stock, in preference to the Common Stock, will be entitled to receive such amount or amounts as may be fixed by the Board of Directors of the Corporation pursuant to the authority herein conferred upon it. Preferred Stock of any series redeemed, converted, exchanged, purchased or otherwise acquired by the Corporation shall be canceled by the Corporation and returned to the status of authorized but unissued Preferred Stock. All shares of any series of serial Preferred Stock, as between themselves, shall rank equally and be identical; and all series of serial Preferred Stock, as between themselves, shall rank equally and be identical, except as set forth in resolutions of the Board of Directors authorizing the issuance of the series.”

B-3

PROXY

AETHLON MEDICAL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS ON October 1, 2026

This proxy will be voted as specified by the stockholder. If no specification is made, all shares represented by this proxy will be voted “FOR” Proposals 1, 2, 3, 4, 6, 7, 8, 9, 10.

The stockholder(s) represented herein appoint James B. Frakes and Edward G. Broenniman, and each of them, proxies with the power of substitution to vote all shares of common stock entitled to be voted by said stockholder(s) at the Annual Meeting of the Stockholders of Aethlon Medical, Inc. (the “Company,” or “our”), to be held virtually at https://event.choruscall.com/mediaframe/webcast.html?webcastid=CCZbvdlo on October 1, 2026 at 8:00 a.m. (Pacific Time), and in any adjournment or postponement thereof as specified in this proxy. To access the virtual meeting, you must have your control number and other information that is printed on the reverse side of this form.

Proposal 1		FOR	AGAINST	ABSTAIN
	To elect five persons named in the Proxy Statement that accompanies this notice to serve as directors of our Company.	☐	☐	☐
Proposal 2		FOR	AGAINST	ABSTAIN
	To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2027.	☐	☐	☐
Proposal 3		FOR	AGAINST	ABSTAIN
	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company's common stock issuable upon the exercise of the Common Warrants and Placement Agent Warrants issued in connection with the Company's July 2026 registered public offering.	☐	☐	☐
Proposal 4		FOR	AGAINST	ABSTAIN
	To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the Proxy Statement.	☐	☐	☐
Proposal 5		FOR	AGAINST	ABSTAIN
	To approve an amendment to the Company's 2020 Equity Incentive Plan, as amended, to increase the number of shares of the Company's common stock authorized for issuance thereunder by 100,000 shares.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
Proposal 6		☐	☐	☐
To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of our common stock from 20,000,000 to 100,000,000

Proposal 7		FOR	AGAINST	ABSTAIN
	To approve an amendment to the Company's Articles of Incorporation to authorize 20,000,000 shares of preferred stock, par value $0.001 per share, and authorize the Board of Directors to establish one or more series thereof and to fix the designations, powers, preferences, rights, qualifications, limitations and restrictions of each such series.	☐	☐	☐
Proposal 8		FOR	AGAINST	ABSTAIN
	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company's common stock, or securities convertible into or exercisable for shares of the Company's common stock, in connection with one or more future private financing transactions, as more fully described in the accompanying Proxy Statement.	☐	☐	☐

Proposal 9		FOR	AGAINST	ABSTAIN
	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s common stock, par value $0.001 per share, and/or securities exercisable for shares of the Company’s common stock, in connection with one or more future warrant exercise inducement transactions involving certain of the Company’s outstanding warrants.	☐	☐	☐

Proposal 10		FOR	AGAINST	ABSTAIN
	To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve one or more of the foregoing proposals.	☐	☐	☐

Proxy Card-1

PLEASE MARK, DATE AND SIGN YOUR PROXY CARD AND MAIL IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

IN THEIR DISCRETION, PROXIES ARE ENTITLED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

COMPANY ID:	PROXY NUMBER:	ACCOUNT NUMBER:

Signature _______________________________________	Date______________________

Signature _______________________________________	Date______________________

Note: Please sign as your name appears hereon. If shares are registered in more than one name, all owners should sign.

If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations, please sign with full corporate name by a duly authorized officer and affix corporate seal.

Proxy Card-2